                                             Registration Statement Nos.


SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

   Pre-Effective Amendment No.                                               [ ]
                               ....

   Post-Effective Amendment No. 16                                           [X]
                               ....
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]

   Amendment No.  18                                                         [X]
                 ....

                        (Check appropriate box or boxes.)

   ...........................................................................

               (Exact Name of Registrant as Specified in Charter)

                         RESERVE PRIVATE EQUITY SERVICES
   ...........................................................................

(Address of Principal Executive Offices) 1250 BROADWAY, NEW YORK, NY 10001-3701
                                                                      (Zip Code)

   Registrant's Telephone Number, including Area Code   (212) 401-5500
                                                      ..........................

   .............................................................................

                            MaryKathleen Foynes, Esq.
                            The Reserve Funds
                            1250 Broadway
                            New York, NY 10001-3701

                    (Name and Address of Agent for Service)

   Approximate date of Proposed Public Offering ................................

It is proposed that this filing will become effective (check appropriate box)


   [ ] immediately upon filing pursuant to paragraph (b)

   [ ] on          pursuant to paragraph (b)

   [ ] 60 days after filing pursuant to paragraph (a)(1)

   [ ] on (date) pursuant to paragraph (a)(1)

   [ ] 75 days after filing pursuant to paragraph (a)(2)

   [X] on September 30, 1999 pursuant to paragraph (a)(2) of rule 485.

If approriate, check the following box:

   [ ] this post-effective amendment designates a new effective data for a previously filed post-effective amendment.

The Commission is requested to send copies of all communications to:
               MaryKathleen Foynes, Esq.
               The Reserve Funds
               1250 Broadway
               New York, NY 10001-3701

Title of Securities Being Registered:

Reserve Blue Chip Growth Fund - Class R
Reserve Blue Chip Growth Fund - Class I
Reserve Small-Cap Growth Fund - Class R
Reserve Small-Cap Growth Fund - Class I
Reserve International Equity Fund - Class R
Reserve International Equity Fund - Class I
Reserve Informed Investors Growth Fund - Class R
Reserve Informed Investors Growth Fund - Class I
Reserve Large-Cap Growth Fund - Class R
Reserve Large-Cap Growth Fund - Class I
Reserve Strategic Growth Fund - Class R
Reserve Strategic Growth Fund - Class I

[THE RESERVE FUNDS LOGO]


                          Reserve Private Equity Series

Reserve Private Equity Series ("Trust") is a no-load, open-end mutual fund offering two classes of shares, Class R and Class I, in six funds:

                    o    Reserve Blue Chip Growth Fund
                    o    Reserve Informed Investors Growth Fund
                    o    Reserve International Equity Fund
                    o    Reserve Large-Cap Growth Fund
                    o    Reserve Small-Cap Growth Fund
                    o    Reserve Strategic Growth Fund
                         (each a "Fund", together the "Funds").

                                   Prospectus

                               September 30, 1999

                                 ---------------

  These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission Nor Has The Commission Passed Upon The Accuracy Or Adequacy
  Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

                                 ---------------

                                TABLE OF CONTENTS

                                                         Page
                                                         ----

                     Investment Objectives & Principal
                        Strategies ...................    2
                     Performance History .............    6
                     Fees & Expenses of the Funds ....    8
                     Management ......................    9
                     How to Buy Shares ...............   10
                     Selling Fund Shares .............   11
                     Tax Consequences ................   13
                     General Information .............   14
                     Financial Highlights ............   14

                  INVESTMENT OBJECTIVES & PRINCIPAL STRATEGIES

    Each of the Funds is classified as a mutual fund. The following terms might be helpful in understanding certain concepts in making an investment decision about the Funds listed in this Prospectus:

Equity Securities (sometimes referred to as "equities") are ownership interests possessed by the holders and include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

American Depository Receipt ("ADR") is a receipt for the shares of a foreign corporation held in the vault of a U.S. bank which entitles the holder to all dividends and capital gains. What this means is Americans can buy shares of a foreign corporation in an overseas market in the U.S.

Debt Securities are securities representing money borrowed that must be repaid having a fixed amount, a specific maturity or maturities, and usually a specific rate of interest or an original purchase price. These include such things as: bonds, debentures, notes, bills, repurchase agreements, loans, other direct debt instruments and other fixed, floating and variable rate debt obligations.

Fixed-Income Securities are debt securities and dividend-paying preferred stocks which includes floating rate and variable rate instruments.

Convertible Securities are fixed-income securities that are convertible into common stock.

U.S. Government Securities are securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities.

Foreign Government Securities are securities issued or guaranteed by governments, quasi-governmental entities, governmental agencies or other federal governmental entities, other than the U.S. government.

Qualifying Bank Deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which may or may not be members of the Federal Deposit Insurance Corporation.

1940 ACT is the Investment Company Act of 1940 which sets the standards that all mutual funds must follow.

Reserve Blue Chip Growth Fund. The Reserve Blue Chip Growth Fund's objective is to seek capital appreciation through investment in a portfolio of U.S. common stocks believed to offer favorable possibilities of capital appreciation. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

    Generally, the Fund will seek to invest in U.S. equities with investment characteristics such as earnings growth, financial strength and projected positive cash flow. These equity securities are usually traded as shares in the U.S. but sometimes they may be represented by American Depository Receipts ("ADRs"). The Fund will invest at least 65% of its total assets in securities of "blue chip" companies that have demonstrated long-term earnings growth, financial stability and attractive valuation, unless the Fund has adopted a temporary defensive position.

Reserve Informed Investors Growth Fund. The Reserve Informed Investors Growth Fund's investment objective is to seek growth primarily through investment in a portfolio of U.S. equity securities which are seasoned, well-managed and financially sound companies with demonstrated superior earnings growth, accelerating cash flow and profit margins and high return on equity. Any production of dividend income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

    "Informed Investors" stocks are issued by companies whose management and/or large outside investors are buyers or owners of the stock, or where the company itself is repurchasing its own shares on the open market. Common sense suggests that the "Informed Investors" of the corporate world are close to the day-to-day activities of the companies they own or manage and are often in a much more informed position to gauge the long-term effects, certain publicly disclosed information or developments may have on the future price of their company's stock. Basic to the "Informed Investors" strategy is the belief that it is far more prudent to invest in stocks which some of the nation's more knowledgeable investors own or are buying with their own money, rather than to chase fad or glamor stocks masquerading as disciplines.

    The Fund emphasizes investment in companies whose outstanding shares have an aggregate market value of at least $1 billion. At least 65% of the value of the Fund's total assets will be invested in such companies, unless the Fund has adopted a temporary defensive position. It is expected that under normal market conditions the Fund will be substantially fully invested in equity securities believed to have a potential for capital growth.

Reserve International Equity Fund. The Reserve International Equity Fund's objective is to seek capital appreciation through investment in a portfolio of equity securities of companies resident in non-U.S. countries experiencing rapid economic growth. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

    The Fund seeks to achieve its objective by following a structured and disciplined investment policy of making investments in ADRs and common stocks of non-U.S. companies. On occasion, warrants, convertible securities and fixed-income instruments will also be used. Generally, the Fund will seek to invest in foreign equity securities listed on foreign exchanges and issued by companies with investment characteristics such as earnings growth, financial strength, and projected positive cash flow which are significant factors in assessing value. When the Sub-Adviser deems it advisable because of unusual economic, political or market conditions, the Fund may reduce or eliminate positions in one country and switch to other countries. The Fund focuses on quality companies with high visibility and growth characteristics in sales and earnings. Companies frequently are dominant within their industry niche and many have a near monopoly position within their country. Every stock in the Fund's portfolio has been carefully selected through research and often through direct management contact.

    The Fund favors companies where management has a significant ownership stake. The companies that are usually avoided are those that depend heavily on commodity price levels for their future earnings growth. The Fund's portfolio is structured by combining a top-down quantitative country-weighting process, which looks at macroeconomic factors nationally and internationally, with a bottom-up individual company selection procedure, which focuses on microeconomic factors in a particular company. To attempt to control risk, the Fund normally spreads its assets among 80 to 110 companies in 15 to 23 foreign markets with an initial position in any single issue between 1% and 2% of assets. Since investments are in companies that have strong earnings growth, the Fund intends to remain as fully invested as is prudently possible. Therefore, portfolio investments in cash equivalents usually will not exceed 10% of assets. Stocks are selected for their long-term investment attractiveness. A three-to-five-year time horizon will be utilized for a holding period. The Fund will invest at least 65% of its total assets in equity securities of issuers associated with at least three different countries, excluding the U.S., unless the Fund has taken a temporary defensive position. The Fund will restrict investment in the combination of warrants and stock options to 5% of total assets at the time of purchase. Short-term profits are not pursued as an objective, and there is no trading-type activity in stocks.

Reserve Large-Cap Growth Fund. The Reserve Large-Cap Growth Fund's investment objective is to seek long-term capital appreciation through investment in a portfolio of large, high-quality U.S. companies. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

    The Fund seeks to achieve its objective by primarily investing in attractively valued and undervalued equity securities believed to offer favorable possibilities of capital appreciation. Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as high return on shareholder's equity, strong company management that enhances shareholder value, good cash flow generation and favorable profit trends. Fundamentally, investment candidates are understandable businesses that can generate consistent earnings growth where the company is believed to be undervalued as a whole. Candidates are believed to be in a growth phase or are entering a growth phase in their marketplace and have pricing flexibility, the potential to increase volume of unit sales, and control over production and distribution. These companies also focus on their core business, have a dominant brand name or a valuable franchise, financial fundamentals that are trending upward, and management that is dedicated to enhancing shareholder value. It is the Fund's view that high-quality, large companies can generate consistent growth over time that is above the growth rate of the overall economy. The fund may also invest in companies presenting special situations when it is believed that the shares offer a strong potential for capital appreciation due to the market underestimating earnings potential, changes in management or other similar opportunities.

    The Fund will invest at least 65% of its total assets in equity securities and at least 65% of total assets in the securities of companies whose aggregate market value is $5 billion or more, i.e., "large cap," unless the Fund has adopted a temporary defensive position.

Reserve Small-Cap Growth Fund. The Reserve Small-Cap Growth Fund's objective is to seek capital appreciation through investment in a portfolio of primarily small capitalization companies. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

    Generally, the Fund will seek to invest in equity securities issued by companies with investment characteristics such as accelerating rates of revenue and earnings growth, market dominance or a strong defensible market niche, unit growth couples with stable or rising profit margins, a sound balance sheet and skilled management with an ownership stake. The Fund is designed for investors seeking the opportunity for substantial long-term growth who can accept above-average stock market risk and little or no current income. At least 65% of the value of the Fund's total assets will be invested in smaller-sized companies whose outstanding shares have an aggregate market value of $1 billion or less, unless the Fund has adopted a temporary defensive position.

    It is the Sub-Adviser's view that small companies are generally expected to show growth over time that is above the growth rate of the overall economy and that of large established companies. The Fund may also invest in companies presenting special situations when it is believed that the shares offer a strong potential for capital appreciation due to the market underestimating earnings potential, changes in management or other similar opportunities.

Reserve Strategic Growth Fund. The Reserve Strategic Growth Fund's investment objective is to seek long-term growth through capital appreciation. Any production of income is secondary to this objective. There can be no assurance that the Fund will achieve its investment objective.

    It is anticipated that the Fund will invest in at least 65% of its total assets in equity securities of large, established companies with market capitalizations over $5 billion that trade on major U.S. stock exchanges. Securities selected for the Fund will be those that the Sub-Adviser feels have above average long-term potential for capital appreciation, typically due to a company's future earnings growth, but occasionally involving other criteria. The Fund expects to own a portfolio of securities across a variety of industry sectors to minimize unforeseen risks of concentrating in a single industry. Portfolio turnover is expected to be relatively low as purchases are made with a view to long-term holdings, optimum tax efficiency and not for short-term trading purposes; however, during rapidly changing economic, market, and political conditions, there may be significant changes to the portfolio when these equity securities present special situations because it is believed that the shares offer a strong potential for capital appreciation due to the market underestimating earnings potential, changes in management or other similar opportunities. Additionally, the Fund may invest without restriction in companies of any size, foreign equities, and U.S. fixed-income securities. The Fund does not expect to hold significant assets in cash, cash equivalents, foreign fixed-income securities, warrants, rights, futures, or options.

    The Fund intends to be as fully invested at all times as practicable unless it has adopted a temporary defensive position.

Principal Investment Strategies. The strategies discussed below are subject to the specific investment objectives for each Fund discussed above.

Cash Equivalents. Each Fund may invest in cash equivalents, which are short-term obligations issued or whose interest and principal are guaranteed by the U.S. government or any instrumentalities (including repurchase agreements collateralized by such securities) and deposit-type obligations of domestic and foreign banks or their equivalent and money-market funds. Instruments which are not rated may also be purchased by a Fund provided the Sub-Adviser, under the supervision of the Adviser and the Board of Trustees, determines them to be of comparable quality to those instruments in which the Fund may invest.

U.S. Treasury Securities. Each Fund may invest in securities issued, guaranteed or collateralized by U.S. Treasury obligations, including bills, notes, and bonds, all of which are backed by the full faith and credit of the U.S. government, its agencies or instrumentalities.

Securities of U.S. Government Agencies and Instrumentalities. Each Fund may invest in both adjustable rate and fixed rate securities issued, guaranteed, or collateralized by agencies or instrumentalities of the U.S. government, including, but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the U.S. government. In the case of securities not backed by the full faith and credit of the

U.S. government, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. GNMA, FNMA and FHLMC may also issue collateralized mortgage obligations.

    Each Fund may also invest in component parts of these securities or instruments collateralized thereby, namely either the principal of such obligations (principal only or "PO" class) or one of the interest payments scheduled to be paid on such obligations (interest only or "IO" class). These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; (iii) book entries at a Federal Reserve member bank representing ownership of obligation components; or (iv) receipts evidencing the component parts (principal or interest) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations purchased by a third party (typically an investment-banking firm) and held on its behalf by a major commercial bank or trust company pursuant to a custody agreement. A "stripped security" issued by an investment-banking firm or other private organization is not considered to be a U.S. government security.

Foreign Securities. The Reserve International Equity Fund may purchase foreign equity and debt securities, including foreign government securities, to an aggregate of not more than 30% of its total assets in the securities of issuers of any single foreign country. Foreign securities markets generally are not as developed or efficient as those in the U.S. and securities traded there are less liquid and more volatile than those traded in the U.S.

    In making the allocation of assets in foreign markets, the Sub-Adviser will consider such factors as prospects for relative economic growth, inflation, interest rates, government policies influencing business conditions, the range of individual investment opportunities available, and other pertinent financial, tax, social, political and national factors, all in relation to the prevailing prices of securities in each country. Nearly all foreign securities in which the Reserve International Equity Fund may invest will be traded on foreign stock exchanges or issued by foreign governments.

    The Reserve International Equity Fund will invest in developing countries, which involves exposure to economic structures that are typically less diverse and mature than in the U.S., and to political systems which are less stable. A developing country may be considered to be one which is in the initial stages of its conversion from an agrarian insular society to an international manufacturing participant.

Foreign Currency Transactions. The Reserve International Equity Fund may engage in foreign-currency transactions in connection with its investment in foreign securities but will not speculate in foreign-currency exchange. The value of the assets of the Fund as measured in U.S.-dollars may be affected favorably or unfavorably by changes in foreign-currency exchange rates and exchange-control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign-currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign-currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward foreign-currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. For more information, please see the Statement of Additional information ("SAI").

Investment Company. All the Funds are allowed to invest their investable cash in other open-end investment management companies with similar investment objectives.

Defensive Position. For temporary defensive purposes, each Fund may invest without limitation in certain types of short-term, liquid, high-grade debt securities. These securities may include U.S. government securities, qualifying bank deposits, money-market instruments, and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities each Fund may invest in while in a temporary defensive position, please see the Funds' SAI.

    The investment objectives and principal strategies are summarized above. For more information about these and other investment strategies, please read the SAI.

Risks Of Investing In The Funds. Investors in any of the Funds should recognize that the inherent risks of investing cannot be totally avoided and that there is no assurance that the investment objective of a Fund will be achieved. While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in a Fund will go up and down, which means that you could lose money. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or their prices may go down. While investments in value stocks may limit downside risk over time, a Fund, as a trade-off, may produce more modest gains than riskier stock funds. The risks that the Funds are subject to include those risks associated with the market in general, as well as the types of securities held.

     o As with any mutual fund, the value of the Fund's investments and, therefore, the value of a Fund's shares, may go up or down. These changes may occur because the stock or bond markets are rising or falling, or in response to interest rate changes. When interest rates go up, the price of debt securities goes down. Prices of longer-term debt securities generally fluctuate more in response to interest rate changes than do shorter-term securities. Further, the value of a Fund's shares will fluctuate with the value of its investments. The value of fixed-income securities will decline in value as interest rates rise, and increase in value as interest rates decline. This risk is commonly referred to as "market risk".

     o As with any mutual fund, the Funds are not FDIC-insured, do not have bank guarantees and may lose value.

     o As a non-diversified mutual fund, each Fund is permitted to have all its assets invested in a limited number of issuers. As a result, an investment in a Fund could entail greater risk than a mutual fund with a policy of diversification.

     o The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

Further, special risks exist which are particular to an individual Fund due to its investment objective and/or principal strategies:

     o As to the Reserve Informed Investors Growth Fund, because the Fund is expected to be substantially fully invested in equity securities, this can result in greater-than-average share price fluctuations and greater market risk than is often experienced in other types of securities.
     o As to the Reserve Small-Cap Growth Fund, investing in small companies involves greater risk than is customarily associated with investments in larger, more established companies due to the greater business risks of small size, limited markets and financial resources and lack of information. The securities of smaller companies are often traded over the counter and have less liquidity than larger stocks. Therefore, shares of the Fund may be subject to greater fluctuation on value than shares of a conservative equity fund which invests in larger capitalization companies.
     o As to the Reserve International Equity Fund, since the Fund may invest in foreign equity and debt securities, it offers the potential for more diversification than an investment only in the United Sates. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. Further a portion of the Fund's revenues will be received in foreign currencies and, therefore, the dollar equivalent of their net assets, distributions and income will be adversely affected by reductions in the value of certain foreign currencies relative to U.S. dollar.
     o As to the Reserve International Equity Fund, on January 1, 1999, France, Austria, Germany, Italy, Belgium, Finland, Ireland, Portugal, Spain, Luxembourg and the Netherlands (eleven countries in the European Monetary Union) adopted the "euro" as their official currency. However, the current currencies will continue in use for cash transactions until January 1, 2002. The euro is expected to confer some benefits in those markets, such as consolidating the government debt market for those countries and reducing some currency risks and costs. But, the conversion to the new currency does pose some special risks. The Trust will monitor the effects of the conversion on the value of the Trust's securities. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.

Year 2000. Many computer software systems in use today cannot distinguish year 2000 from the year 1900. Most of the services provided to the Trust depend on the smooth functioning of computer systems. The Trust could be adversely affected if the computer systems and service providers that interface with it are unable to process data from January 1, 2000 and after. However, steps are being taken to reasonably address this issue and to obtain assurance that comparable efforts are being made by our service providers. There can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, because the Year 2000 issue affects virtually all organizations, the extent of its impact cannot be predicted.

Other Risks. A Fund may have to adopt a temporary defensive position. In this event, a Fund might not be able to attain its objective. These and other risks are discussed in more detail in the SAI.

                               PERFORMANCE HISTORY

The bar charts below show the Funds' annual returns since the first full calendar year since inception, together with the best and worst quarters with the exception of the Reserve Strategic Growth Fund, which did not offer shares until June 1, 1999. The tables assume reinvestment of dividends and distributions, if any. The annual returns shown are for Class R. The annual returns for Class I are substantially similar because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The accompanying "Average Annual Total Return as of December 31, 1998" table gives some indication of risk of an investment in the Funds by comparing each Fund's performance to that of a widely recognized index. The Standard and Poor's 500 Index ("S&P 500") is a managed index generally representative of the U.S. stock market. The Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE") is a stock index designed to measure the investment returns of the developed countries outside North America. The Russell 2000(R) Growth Index ("Russell 2000") measures the performance of those Russell 2000 companies with higher price-to-book ratio and higher forecasted growth values. As with all mutual funds, the past is not a prediction of the future.

                     Reserve Blue Chip Growth Fund - Class R

Annual Total Returns as of December 31,

  35.94%       8.63%     25.48%    36.62%
   1995        1996       1997      1998

Best Quarter: 4th Q 1998  30.79%
Worst Quarter: 3rd Q 1998  5.47%

Most Recent Calendar Quarter: 2nd Q 1999 ____%

Average Annual Total Returns as of December 31, 1998

                         Blue Chip Growth
                               Fund             S&P 500

One Year                      +36.63%
Since Inception               +25.65%           _______%

                Reserve Informed Investors Growth Fund - Class R

Annual Total Returns as of December 31,

  30.44%       1.27%     18.97%    26.98%
   1995        1996       1997      1998

Best Quarter: 2nd Q 1995  33.40%
Worst Quarter: 4th Q 1995  18.22%

Most Recent Calendar Quarter: 2nd Q 1999 ____%

Average Annual Total Returns as of December 31, 1998

                             Informed
                         Investors Growth       S&P 500
                               Fund

One Year                     +26.98%
Since Inception              +18.63%            _______%

                   Reserve International Equity Fund - Class R

Annual Total Returns as of December 31,

  15.88%       8.70%     18.97%
   1996        1997       1998

Best Quarter: 4th Q 1998 - 16.15%
Worst Quarter: 3rd Q 1998 14.65%

Most Recent Calendar Quarter: 2nd Q 1999 ____%

Average Annual Total Returns as of December 31, 1998

                              Reserve
                           International
                            Equity Fund           EAFE

One Year                     +18.97%
Since Inception               +8.39%            _______%

                     Reserve Large-Cap Growth Fund - Class R

Annual Total Returns as of December 31,

   32.71%       25.16%
    1997         1998

Best Quarter: 4th Q 1998 - 16.82%
Worst Quarter: 3rd Q 1998 8.56%

Most Recent Calendar Quarter: 2nd Q 1999 ____%

Average Annual Total Returns as of December 31, 1998

                        Reserve Large-Cap
                           Growth Fund          S&P 500
One Year                    +25.16%
Since Inception             +27.54%             _______%

                     Reserve Small-Cap Growth Fund - Class R

Annual Total Returns as of December 31,

  67.47%       2.75%     0.54%     20.17%
   1995        1996       1997      1998

Best Quarter: 4th Q 1998 - 27.90%
Worst Quarter1st Q 1998 17.32%

Most Recent Calendar Quarter: 2nd Q 1999 ____%

Average Annual Total Returns as of December 31, 1998

                         Reserve Small-Cap
                            Growth Fund       Russell 2000
One Year                      +20.17%
Since Inception                +19.31%          _______%

                          FEES & EXPENSES OF THE FUNDS

    As an investor, you pay certain fees and expenses in connection with the Funds that you may pay if you buy and hold shares of the Funds, which are described in the table below. There are no sales charges (loads) or exchange fees associated with an investment in the Funds. Annual Fund Operating Expenses are paid out of the assets of each Fund, so their effect is included in each Fund's share price. Annual Fund Operating Expenses, indicated in the table below, reflect expenses for the Funds' fiscal year ended May 31, 1999.

                         Shareholder Fees for all Funds
                    (Fees paid directly from your investment)

        Sales Load Imposed on Purchases.........................     None
        Sales Load Imposed on Reinvested Dividends..............     None

These are all no-load funds. There are no direct shareholder fees. Please see "Annual Fund Operating Expenses for all Funds" table below.

                         Annual Fund Operating Expenses
                    (Expenses are deducted from Fund assets)

Listed below are the annual expenses paid by each class of shares for each Fund regardless of the amount of your investment.


                                                         Class R                                        Class I
                                     -----------------------------------------------------------------------------------------------
                                                                          Total                                            Total
                                       Comprehensive     Distribution   Annual Fund    Comprehensive     Distribution    Annual Fund
                                        Management         (12b-1)      Operating        Management         (12b-1)       Operating
                                            Fee+             Fee*        Expenses           Fee+             Fee          Expenses
                                            ----             ----        --------           ----             ---          --------
  Reserve Blue Chip Growth                 1.20%             0.25%        1.45%             0.90%            0.00%         0.90%
  Reserve Informed Investors Growth        1.30%             0.25%        1.55%             1.00%            0.00%         1.00%
  Reserve International Equity             1.55%             0.25%        1.80%             1.25%            0.00%         1.25%
  Reserve Large-Cap Growth                 1.20%             0.25%        1.45%             0.90%            0.00%         0.90%
  Reserve Small-Cap Growth                 1.30%             0.25%        1.55%             1.00%            0.00%         1.00%
  Reserve Strategic Growth                 1.20%             0.25%        1.45%             0.90%            0.00%         0.90%

----------

+ The comprehensive management fee includes advisory and customary operating expenses. However, the Funds may be charged for certain non-recurring extraordinary expenses and its allocated or direct share of certain other expenses. See "Management" section.

* Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. The Funds have adopted a Rule 12b-1 plan which allows the Funds to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.20% per year of each Fund's average net assets. As these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses which may be more or less than those shown. This example is based on the annual fund operating expenses described in the table for the Fund during the fiscal year ended May 31, 1999.

       This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                    One Year      Three Years      Five Years       Ten Years
                                                                    --------      -----------      ----------       ---------
                          Reserve Blue Chip Growth
                              Class R                                  $152            $473            $816           $1,784
                              Class I                                    92             295             512            1,119
                          Reserve Informed Investors Growth
                              Class R                                   163             483             826            1,793
                              Class I                                   105             328             568            1,237
                          Reserve International Equity
                              Class R                                   189             508             850            1,815
                              Class I                                   131             408             706            1,528
                          Reserve Large-Cap Growth
                              Class R                                   152             473             816            1,784
                              Class I                                    95             295             512            1,119
                          Reserve Small-Cap Growth
                              Class R                                   163             483             826            1,793
                              Class I                                   105             328             568            1,237
                          Reserve Strategic Growth
                              Class R                                   152             473              -               -
                              Class I                                    95             295              -               -

                 Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Funds. Actual expenses may be higher or lower than those reflected above. You would pay the same if you did not redeem your shares.

                                   MANAGEMENT

Investment Adviser. Since November 15, 1971, Reserve Management Company, Inc. ("RMCI") 1250 Broadway, New York, NY 10001-3701, a registered investment adviser, and its affiliates have provided investment advice to The Reserve Funds. RMCI serves as the investment adviser to the Funds under an Investment Management Agreement (the "Agreement") with Reserve Private Equity Series (the "Trust"). The Agreement provides that RMCI will furnish continuous investment advisory and management services to the Funds. In addition to the Funds, RMCI provides investment management services to other mutual funds within The Reserve family of funds and, as of May 31, 1999, had approximately 5.6 billion under management.

    RMCI manages the investment portfolios of the Funds, subject to policies adopted by the Trustees. For its services, RMCI receives a comprehensive management fee per year of the average daily net assets of each Fund. RMCI pays all employee and customary operating expenses of the Fund. Excluded from the definition of customary operating expenses are interest, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, and the fees of the disinterested Trustees, for which it pays its direct or allocated share. For the fiscal year ended May 31, 1999, Reserve Blue Chip Growth Fund, Reserve Informed Investors Growth Fund, Reserve International Equity Fund, Reserve Large-Cap Growth Fund and Reserve Small-Cap Growth Fund paid RMCI $128,465, $48,779, $197,020, $167,536, and $72,323, respectively.

Sub-Advisers. The Investment Management Agreement and Sub-Investment Management Agreements ("Sub-Advisory Agreements") provide that the Adviser and each Sub-Adviser respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by them of their duties under each respective agreement. None of these organizations have previously served as either Adviser or Sub-Adviser to a registered investment company.

    Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of Sub-Advisers to the Funds. The SEC, however, has granted conditional exemptions for the shareholder approval requirements for situations where a fund utilizes a multi-manager approach to portfolio investing. The Adviser and the Trust have obtained such an exemption. The Board of Trustees of the Trust can, without further shareholder approval, appoint additional or replacement Sub-Advisers, terminate Sub-Advisers, rehire existing Sub-Advisers whose agreements have been assigned (and thus automatically terminated) and enter into or modify Sub-Advisory Agreements.

The Adviser and Trust have retained the Sub-Advisers listed below. Each is a registered investment adviser.

    Trainer, Wortham & Company, Inc., 845 Third Avenue, New York, NY 10022, a wholly owned subsidiary of First Republic Bank, was formed in 1924 and manages over 2.5 billion for individuals, family trusts and employee benefit plans and has over seventy years experience using the investment policies discussed herein. Robert J. Vile is the Fund's primary portfolio manager. Mr. Vile is a Managing Director of the Sub-Adviser and is responsible for the day-to-day investment decisions of the Reserve Blue Chip Growth Fund.

    T.H. Fitzgerald & Co., 180 Church Street, Naugatuck, CT 06770, was formed in 1959 and currently manages over 200 million for employee benefit plans, bank trust departments, an insurance company and a public authority and has over ten years of experience in using the investment policies discussed herein. Thomas H. Fitzgerald, Jr., who founded his firm, serves as the Fund's portfolio manager and is responsible for the day-to-day investment decisions of the Reserve Informed Investors Growth Fund.

    Pinnacle Associates, Ltd., 666 Fifth Avenue, New York, NY 10103, was formed in 1984 and currently manages over 400 million for individuals, family trusts and employee-benefit plans. Nicholas Reitenbach is Chief Financial Officer and Director of International Investments of Pinnacle Associates, Ltd., and serves as the Reserve International Equity Fund's primary portfolio manager. Mr. Reitenbach has over thirty years experience in using the investment techniques discussed in the Prospectus.

    Siphron Capital Management, 280 S. Beverly Drive, Beverly Hills, CA 90212, was formed in 1991 and currently manages over 750 million for tax-exempt and taxable clients. The senior management of Siphron Capital has over thirty years experience in using the investment policies discussed herein. David C. Siphron and Peter D. Siphron, both partners of the firm, serve as the Reserve Large-Cap Growth Fund's portfolio managers, providing investment recommendations based on a proprietary combination of fundamental and technical analysis. Portfolio actions are based on mutual consent, with David Siphron having final approval.

    Roanoke Asset Management Corp., 529 Fifth Avenue, New York, NY 10017, was formed in 1978 and currently manages over 500 million for high-net-worth individuals, foundations, endowments, corporations and municipalities, and each of the portfolio managers has over twenty-five years experience in using the investment policies discussed herein. Edwin G. Vroom, President and Adele S. Weisman, Senior Vice-President, serve as the Fund's portfolio managers with research analyst support from Brian O'Connor. The team has worked together for over twenty years. Together, the portfolio managers are responsible for the day-to-day investment decisions of the Reserve Small-Cap Growth Fund.

    Condor Capital Management, Inc., 1973 Washington Valley Road, Martinsville, NJ, 08836, was formed in 1988 and currently manages over 250 million for individuals, family trusts and institutions. Kenneth P. Shapiro, President, and Stephen D. Tipping, Vice President, serve as the Fund's portfolio managers and are responsible for the day-to-day investment decisions of the Reserve Strategic Growth Fund.

    For their services, the Sub-Advisers of the Funds, with the exception of Condor Capital Management ("Condor"), receive an annual fee of up to one-half of the Adviser's net profit for the year before taxes of the respective fund. Net profit is deemed to be the management fee less fund expenses and all applicable sales and marketing costs. For the services rendered by Condor, the Adviser shall pay to Condor at the end of each calendar quarter an annualized fee equal to 0.30% of the Fund's assets. The Adviser may also pay a Sub-Adviser for marketing assistance.

                                HOW TO BUY SHARES

    You will need to choose a share class before making your initial investment. Before you choose, you should weigh the impact of all potential costs over the life of your investment.

Share Price: Net Asset Value. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV") per share. The NAV is calculated by taking the total value of a Fund's assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 PM Eastern time) every day the Exchange is open. NAV is not calculated on days the Exchange is closed and regional bank holidays. Your order will be priced at the next NAV calculated after your order is accepted by the Funds. The Funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Funds' Board of Trustees. The Funds may use pricing services to determine market value.

Purchase of Shares. For Class R shares, the minimum initial investment is 1,000 (IRA minimum 250) and the minimum subsequent investment is 100. For Class I Shares, the minimum initial investment is 250,000 and the minimum subsequent investment is 10,000. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive or lower investment minimums. All investments must be in U.S. dollars. Third-party, foreign and travellers checks, as well as cash investments will not be accepted. An initial purchase must be accompanied by an Account Application. If no dealer or broker is named in the Account Application, the Fund's distributor, Resrv Partners, Inc. ("RESRV"), will act as dealer. Shares of the Funds may be purchased each business day at the public offering price determined after receipt of payment and a request in proper form by the Funds or by an investment dealer who has a sales agreement with RESRV. Purchase orders are not accepted on days the Exchange is closed for trading and regional bank holidays.

     o By check - (drawn on U.S. bank) payable to Reserve Private Equity Series, 1250 Broadway, New York, NY 10001-3701. You must include your account number (or Taxpayer Identification Number) on the "pay to the order of" line for each check. A fee (currently 15) will be imposed if any check used for investment does not clear and the investor will be liable for any loss The Funds incurs due to the returned check.

     o By wire - Prior to calling your bank, call The Reserve Funds at 800-637-1700 for specific instructions or the Firm from which you received this Prospectus.

    Purchase orders will be confirmed at the public offering price calculated after receipt by the Funds or Firms (who promptly transmit orders to the Funds) of payment. Checks and wires which do not correctly identify the account to be credited may be returned or delay the purchase of shares. Only federal funds wires and checks drawn on the Fund's bank are eligible for entry as of the business day received. For federal funds wires to be eligible for same-day order entry, the Funds must be notified of the amount to be transmitted and the account must be credited before 4:00 PM (Eastern time). Orders received by the Funds or the firms after 4:00 PM (Eastern time) will be priced at the public offering price in effect at 4:00 PM (Eastern time) on the next business day.

Reserve Private Equity Series Automatic Asset-Builder Plan. (Class R shares only). If you have an account balance of 5,000 or more, you may purchase shares of a Fund (25 suggested minimum) from a checking, NOW, or bank money-market deposit account or from a U.S. government distribution (25 suggested minimum) such as social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also purchase shares automatically by arranging to have your payroll deposited directly into your Reserve account. Please call the Funds at 800-637-1700 for an application.

Individual Retirement Accounts. (Class R only) Investors may use the Funds as an investment for Individual Retirement Accounts ("IRAs"). A master IRA plan with information regarding administration fees and other details is available from the Funds.

Third-party Investments. Investments made through a third party (rather than directly with Reserve) such as a broker-dealer or financial institution may be subject to policies and fees different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Investors should consult a representative of the plan or financial institution if in doubt.

Distributor. The Funds' distributor is Resrv Partners, Inc., 1250 Broadway, New York, NY 10001-3701.

Restrictions. Certain other restrictions and conditions for buying shares apply to the Funds. Please read the SAI for more information.

                               SELLING FUND SHARES

    You may sell shares at any time. Shares will be sold at NAV determined after the redemption request is received by the Fund. Redemptions may be effected during regular business days from 9:00 AM to 4:00 PM (Eastern time). Redemption requests received after the close of business will be effected at the next calculated NAV. Orders will be processed promptly and investors will generally receive the proceeds within a week after receiving your properly completed request. The Funds strongly suggest (but does not require) that each Class R redemption be at least 1,000 and each Class I redemption be at least 100,000, except for redemptions which are intended to liquidate the account. A shareholder can get a redemption by check or bank wire. A 2 fee will be charged on Class R redemption checks issued by the Funds of less than 100 and a 100 fee for Class I redemption checks of less than 100,000. A 10 fee will be charged for Class R wire redemptions of less than 10,000 and a 100 fee will be charged for Class I wire redemptions of less than 100,000. The Funds assume no responsibility for delays in the receipt of wired or mailed funds.

    Before selling or writing a check for recently purchased shares, please be aware that if the Funds has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.

Written and telephone requests. Redemption instructions and options should be specified when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. One way to redeem shares is to write a letter of instruction which states: the name(s) and signature(s) of all accountholders (signature(s) guaranteed, if necessary), account number, Fund name, the dollar amount you want to sell, and how and where to send the proceeds. If you are redeeming your IRA, please note the applicable withholding requirements.

    Certain situations require written instructions along with signature guarantees. These include:

        (1) redemptions for more than 5,000; or
        (2) on accounts whose address has been changed within the past 30 days;
            or
        (3) redemption request to be sent to someone other than the account owner or the address of record for the past 30 days.

    You may redeem by calling the Funds at 800-637-1700. Unless you decline telephone privileges on your application and the Funds fail to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. You are only allowed to make one telephone redemption in a 30-day period to the address of record for 5,000 or less, assuming the address on your account has not changed in the past 30 days. Telephone redemptions may be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with signature guarantee. Further, to reduce the risk of loss, proceeds of telephone redemptions may be sent only to (1) the bank or brokerage account designated by the shareholder on the application or in a letter with the signature(s) guaranteed; or (2) the address of record for the past 30 days. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so.

    Signature guarantees are designed to protect both you and the Funds from fraud. Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission. Notaries public cannot provide signature guarantees. For more information about redemption procedures, please read the SAI.

Exchange Privilege. Investors can exchange all or some of their shares for shares in other Reserve money-market or equity funds. Investors can request an exchange in writing or by telephone. The shares of the other funds are not offered by this Prospectus. Be sure to read the current Prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as the original account (as long as such privileges are available).

Other Automatic Services. (Class R only). Certain other services and restrictions for selling shares automatically are offered by the Funds. Please see the SAI for more information on these services and restrictions.

Redemptions Through Brokers and Financial Institutions. Redemptions through brokers and financial institutions may involve such Firms' own redemption minimums, services fees, and other redemption requirements.

Other. The Funds also reserve the right to make a "redemption in kind" (payment in portfolio securities rather than cash), without notice, if the amount the investor is redeeming is large enough to affect a Fund's operations (for example, if it equals more than 1% of the Fund's assets). Further, each Fund reserves the right to:

     o    refuse any purchase or exchange request,
     o    change or discontinue its exchange privilege,
     o    change its minimum investment amounts, and
     o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

    Please see the SAI for more information and restrictions.

                                TAX CONSEQUENCES

    [The following discussion is intended as general information only. Shareholders should consult with their own tax adviser(s) with respect to the application of their state and local tax laws to these distributions. Because everyone's tax situation is unique, you should consult your own tax adviser(s) with regard to the state and local tax laws. Further, the applicable tax laws which affect the Funds and their shareholders are subject to change, which may be retroactive. For more information, please see the SAI.

Taxes. Each Fund intends to maintain its regulated investment company status for federal income tax purposes, so that it will not be liable for federal income taxes to the extent its investment company taxable income and net capital gains are distributed. However, it is possible that events could occur which could cause a Fund to incur some U.S. taxes. Dividends paid by each Fund from net investment income, including net short-term capital gains, whether in cash or in additional shares of each Fund, will be taxable as ordinary income.

    The Internal Revenue Code imposes a nondeductible 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to 98% of their calendar year ordinary income, plus 98% of their capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31. Dividends declared in October, November, or December of any year to shareholders of record on any date in such a month will be deemed to have been received by the shareholders and paid by each Fund on December 31 of such year, provided such dividends are paid during January of the following year. However, it is the Funds policy to distribute all ordinary income and capital gains annually.

    Distribution of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends may be taxable to individuals and certain other shareholders at the maximum federal 20% capital gains rate, depending upon the holding period of the assets giving rise to the capital gains, whether paid in cash or additional shares of the Fund, regardless of the length of time Fund shares have been held, and are not eligible for the dividends-received deduction available to corporations. Dividends and other distributions may also be subject to state and local taxes. A purchase of Fund shares shortly before the ex-dividend date or capital gains distribution could result in the receipt of an amount which, although in effect a return of principal, is subject to income taxes.

    Under the Code, exchanges and redemptions of shares, including transfers of shares of each Fund for shares of another fund with which the Funds have exchange privileges, are taxable events, and accordingly, may result in a capital gain or loss for shareholders participating in such transactions. Capital gains may be taxable to individuals and certain other shareholders at the maximum federal 20% capital gains rate, depending upon the shareholder's holding period for the Fund shares. Deductions for losses recognized on the disposition of shares may, in some circumstances, be disallowed or deferred. Furthermore, shareholders electing to reinvest dividends or other distributions in new shares will, nevertheless, be treated as having received such distributions for tax purposes.]

    Further, one or more of the Funds with investments in stock or securities of foreign corporations (e.g., the Reserve International Equity Fund), may incur foreign income taxes, including foreign taxes withheld at the source. If certain statutory requirements are met, a Fund which incurs foreign income taxes may make an election which has the effect of causing a U.S. shareholder to include in income and treat as if paid by such shareholder his or her pro rata share of such foreign income taxes, for which the U.S. shareholder may be able to claim a tax deduction or tax credit. There can be no assurance that a Fund will meet the requirements or elect to pass through its foreign income taxes to its shareholders. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under.]

Dividends and Distributions. All dividends and capital gains distributions, if any, are paid in the form of additional shares credited to an investor's account at NAV unless the shareholder has requested on the Account Application or in writing to the Fund one of the following three options:

     (1) Distribute capital gains in cash and reinvest income dividends.
     (2) Distribute income dividends in cash and reinvest capital gains.
     (3) Distribute both income dividends and capital gains in cash.

    For tax purposes, each Fund will send shareholders an annual notice of dividends and distributions paid during the prior year. Shareholders are advised to retain all statements received from each Fund to maintain accurate records of their investments. The tax treatment of non-resident alien individuals, foreign corporations, and other non-U.S. shareholders may differ from that described above. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Backup Withholding. A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number ("TIN") or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. However, special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. Shareholders should be aware that, under regulations promulaged by the IRS a Fund may be fined 50 annually for each account for which a certified TIN is not provided or is incorrect. In the event that such a fine is imposed with respect to an account in any year, a corresponding charge will be made against the account. The Funds will not accept purchase orders for accounts for which a correct and certified TIN is not provided or which is otherwise subject to backup withholding, except in the case of certain non-resident alien account holders.

                               GENERAL INFORMATION

Small Balances. (Class R only). If a Class R Shareholder account (other than an
IRA) does not achieve a balance of 2,500 within twelve (12) months, the Funds without notice may impose a monthly fee (currently 5) or redeem the account and remit the proceeds. The minimum balance requirement will be waived if the account balance drops below 2,500 due to market depreciation. Some Firms may establish variations of minimum balances and fee amounts if those variations are approved by the Funds.

Reserve Easy Access. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options, which include NAV, account balances and other options. To use it, call 800-637-1700 and follow the instructions. Clients may also access current price information on the Internet at www.reservefunds.com.

Inquiries. Shareholders should direct their inquiries The Reserve Funds, or the Firm from which they received this Prospectus.

Special Shareholder Services. The Funds reserve the right to charge shareholder accounts for specific costs incurred in processing unusual transactions. Such transactions include, but are not limited to, copies of redemption checks, copies of account statements and special research services.

Account Statements.  Shareholders are advised to retain all account statements.

                              FINANCIAL HIGHLIGHTS

         This section provides further details about the recent financial history of the Reserve Private Equity Series -- Reserve Blue Chip Growth Fund, Reserve Informed Investors Growth Fund, Reserve International Equity Fund, Reserve Large-Cap Growth and Reserve Small-Cap Growth Fund for the fiscal periods indicated. Each Fund, prior to October 1, 1997, had two classes of shares, Class A and Class D. Effective October 1, 1997, the shares of Class D were merged into Class A. Effective September 22, 1998, the Class A shares were redesignated as Class R shares. The Trust began offering Class I shares on October 1, 1998. Further, the Trust began offering shares of the Reserve Strategic Growth Fund on June 1, 1999. These figures have been independently audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose report, along with each Funds' financial statements, is included in the Trust's Annual Report which is available without charge upon request by calling 800-637-1700. "Total return" shows how much an investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions, if any.


                                                                             Class R                              Class I
                                                        ---------------------------------------------------   ----------------
                                                                                                             October 28, 1994
                                                                         Year Ended May 31,                  (Commencement of
                                                 -----------------------------------------------------------  Operations) to
         Reserve Blue Chip Growth Fund                1999          1998          1997          1996           May 31, 1995
         ------------------------------------    -------------  ------------  ------------  ------------     --------------
         Net asset value, beginning of period.       15.09           15.46         14.91         12.03              10.00
                                                   -------         -------       -------       -------           --------
         Income from investment operations
             Net investment income (loss).....        (.17)             --          (.17)         (.10)              (.03)
             Net realized and unrealized gain.        6.46            2.82           .91          3.62               2.06
                                                 ---------         -------       -------       -------           --------
         Total from investment operations.....        6.29            2.82           .74          3.52               2.03
         Less distribution from net realized
         income and gain......................         (.54)         (3.19)         (.19)         (.64)               --
                                                 ----------        -------       -------       -------           -------
         Net asset value, end of period.......       20.84           15.09         15.46         14.91              12.03
                                                   =======         =======       =======       =======           ========
         Total Return.........................       46.62%          19.70%         5.12%        30.10%             20.30%(2)
         Ratios/Supplemental Data
         ------------------------
         Net assets in thousands, end of period       1.53%          8,532         5,428         5,130             1,993
         Ratio of expenses to average net
         assets...............................                        1.75%         1.75%         1.75%              1.73%(1)
         Ratio of net investment income (loss)
         to average net assets................        (.78)%          (.87)%       (1.13)%        (.94)%             (.70)%(1)
         Portfolio turnover rate..............         137%            113%          109%           72%               68%


                                                                           Class R                                Class I
                                                   --------------------------------------------------------   ----------------
                                                                                                             November 14, 1994
                                                                          Year Ended May 31,                 (Commencement of
                                                  ----------------------------------------------------------   Operations) to
         Reserve Informed Investors Growth Fund        1999         1998          1997          1996           May 31, 1995
         ------------------------------------------------------ ------------- ------------- -------------      ------------
         Net asset value, beginning of period.        0.46           11.48          14.36        11.99             10.00
                                                   ---------       -------       --------      -------             -----
         Income from investment operations:
             Net investment loss..............        (.27)           (.20)          (.07)        (.33)             (.07)
             Net realized and unrealized gain
             (loss)...........................        4.12            2.08          (1.66)        3.87              2.06
                                                     ------        -------       --------      -------          ----------
         Total from investment operations.....        3.85            1.88          (1.73)        3.54              1.99
         Less distribution from net realized
         gain.................................       (1.93)          (2.90)         (1.15)       (1.17)               --
                                                     -----          -------       --------      -------             -----
         Net asset value, end of period.......        12.38          10.46          11.48        14.36             11.99
                                                     =====          =======       ========      =======           =======
         Total Return.........................        42.22%         17.88%        (11.35)%      29.75%            19.90%(2)
         Ratios/Supplemental Data
         ------------------------
         Net assets in thousands, end of period      4,123           4,334         5,477         6,393             6,837
         Ratio of expenses to average net assets        1.61%         1.75%          1.75%        1.75%            1.75%(1)
         Ratio of net investment loss to average
           net assets.........................        (1.04)%         (.91)%         (.57)%      (1.57)%          (1.62)%(1)
         Portfolio turnover rate..............          530%           410%          255%          132%             59%




                                                                             Class R                              Class I
                                                        ---------------------------------------------------   ----------------
                                                                                                              July 13, 1995
                                                                         Year Ended May 31,                  (Commencement of
                                                        ---------------------------------------------------    Operations) to
         Reserve International Equity Fund                   1999           1998                1997          May 31, 1996
         -------------------------------------          -------------  --------------      --------------     ------------
         Net asset value, beginning of period.              13.22             12.59               11.26            10.00
                                                           ------         ---------           ---------            -----
         Income from investment operations:
             Net investment loss..............               (.06)            (.04)               (.07)             (.05)
             Net realized and unrealized gain.               (.44)             .67                1.40              1.31
                                                        ---------         --------            --------      ------------
         Total from investment operations.....               (.50)             .63                1.33              1.26
                                                        ----------        --------            --------      ------------
         Net asset value, end of period.......              12.72            13.22               12.59             11.26
                                                           ======         =========           =========     ============
         Total Return.........................              (3.78%)           5.00%              11.81%            12.60%(2)
         Ratios/Supplemental Data
         ------------------------
         Net assets in thousands, end of period            12,310           12,851              12,099            3,578
         Ratio of expenses to average net assets             1.87%            2.00%               2.00%             1.99%(1)
         Ratio of net investment loss to average
           net assets.........................               (.30)%           (.39)%              (.82)%            (.91)%(1)
         Portfolio turnover rate..............                135%             114%                 52%              70%




                                                                                Class R                                 Class I
                                                    -------------------------------------------------------------   ----------------
                                                                                                 January 2, 1996
                                                               Year Ended May 31,               (Commencement of    (Commencement of
                                                    ------------------------------------------   Operations) to      Operations) to
        Reserve Large-Cap Growth Fund                    1999           1998          1997        May 31, 1996         May 31, 1999
        --------------------------------------      -------------  ------------- ------------- ------------------  ----------------
        Net asset value, beginning of period..          18.16           14.61         10.95            10.00              10.00
                                                        -----         -------       -------          -------              -----
        Income from investment operations:
            Net investment loss...............              -            (.03)         (.03)            (.01)             (.01)
                                                            -
            Net realized and unrealized gains.           3.76            3.89          3.69              .96               2.61
                                                         ----         -------       -------          -------               ----
        Total from investment operations......           3.76            3.86          3.66              .95               2.60
                                                         ----                                                              ----
        Less distribution from net realized gain         (.54)           (.31)           --              --               (.54)
                                                                      -------       -------          ------                ----
        Net asset value, end of period........          21.38           18.16         14.61            10.95              12.06
                                                        =====         =======       =======          =======              =====
        Total Return..........................          21.13%          26.71%        33.42%            9.50%(2)          20.60%
        Ratios/Supplemental Data
        ------------------------
        Net assets in thousands, end of period          8,118           6,786         3,054           1,231              12,042
        Ratio of expenses to average net assets          1.44%           1.75%         1.75%           1.75%(1)             .90% (c)
        Ratio of net investment loss to average
           net assets.........................            .15%           (.36)%        (.32)%          (.32)%(1)            .40% (c)
        Portfolio turnover rate...............             58%             25%           18%              0%                 58%


                                                                               Class R                                    Class I

                                                     ----------------------------------------------------------     ----------------
                                                                                                                   November 14, 1994
                                                                         Year Ended May 31,                          (Commencement
                                                    -----------------------------------------------------------    of Operations) to
        Reserve Small-Cap Growth Fund                    1999          1998          1997             1996           May 31, 1995
        ----------------------------------------    -------------  ------------  ------------     ------------    ---------------
        Net asset value, beginning of period....        16.66           15.52          19.56           12.21              10.00
                                                       ------         -------       --------         -------            -------
        Income from investment operations
            Net investment loss.................         (.51)           (.39)          (.28)           (.17)              (.09)
            Net realized and unrealized gain

            (loss)..............................         7.46            1.53          (3.76)           8.05               2.30
                                                     ---------         -------       --------         -------            -------
        Total from investment operations........         6.95            1.14          (4.04)           7.88               2.21
        Less distribution from net realized gain         --                --            --             (.53)               --
                                                    --------          -------       -------          -------            ------
        Net asset value, end of period..........        23.61           16.66          15.52           19.56              12.21
                                                       ======         =======       ========         =======            =======
        Total Return............................        41.72%           7.35%        (20.65)%         65.55%             22.10%(2)
        Ratios/Supplemental Data
        ------------------------
        Net assets in thousands, end of period..       6,258            5,541         5,789            6,657             1,241
        Ratio of expenses to average net assets.         1.61%           1.75%          1.75%           1.75%              1.75%(1)
        Ratio of net investment loss to average
           net assets...........................        (1.44)%         (1.64)%        (1.69)%         (1.70)%            (1.62)%(1)
        Portfolio turnover rate................            28%             46%           28%              38%               43%

----------

 +  Unaudited
(1) Annualized.
(2) Total return is not annualized, and does not reflect impact of sales load.

This Prospectus contains the information about each Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Funds, and is considered part of this Prospectus. Our Annual and Semi-Annual Reports list the holdings in each Fund, describe Fund performance, include financial statements for the Funds, and discuss market conditions and strategies that significantly affected the Funds' performance.

These documents may be obtained without charge by writing or calling The Reserve Funds at 800-637-1700. You can download the documents from the SEC's web site (http://www.sec.gov) or you can obtain copies by visiting the SEC's Public Reference Room in Washington, DC (800-SEC-0330) or by sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

       Investors are advised to read and retain this Prospectus for future reference.

[THE RESERVE FUNDS LOGO]

Founders of
"America's First
Money Fund"

1250 Broadway, New York, NY 10001-3701
212-401-5500

General Information and 24-Hour Price and Performance Information 800-637-1700 - www.reservefunds.com Distributor - Resrv Partners, Inc.

RPES -09/99

SEC File Number
Reserve Private Equity Series

811-7734

Reserve Private
Equity Series

Prospectus
September 30, 1999

                         RESERVE PRIVATE EQUITY SERIES
                   1250 BROADWAY, NEW YORK, N.Y. 10001-3701
                          212-401-5500 - 800-637-1700

                     24-Hour Yield and Balance Information
                Nationwide 800-637-1700 - www.reservefunds.com

                      Statement Of Additional Information

    This Statement of Additional Information ("SAI") describes Reserve Private Equity Series ("Trust" or "RPES"), which consists of six Funds: Reserve Blue Chip Growth Fund; Reserve Informed Investors Growth Fund; Reserve International Equity Fund; Reserve Large-Cap Growth Fund (formerly Reserve Large-Cap Value Fund); Reserve Small-Cap Growth Fund; and Reserve Strategic Growth Fund (individually, each a "Fund" and collectively, the "Trust" or the "Funds"). Each Fund issues two classes of shares designated Class R and Class
I. This SAI is not a Prospectus, but provides detailed information to supplement the Prospectus, dated September 30, 1999 and should be read in conjunction with it. A copy of the Prospectus may be obtained without charge by writing or calling the Trust at the address or telephone number shown above. The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains the SAI, Prospectus, material incorporated by reference, and other information regarding the Funds electronically filed with the SEC. This SAI is dated September 30, 1999.

                        TABLE OF CONTENTS                     PAGE
                                                              ----

              Description of the Trust ...................    2
              Investment Objectives, Strategies and Risks     2
              Investment Policies ........................    6
              Portfolio Turnover, Transaction Charges and
                Allocation ...............................    7
              Trustees and Executive Officers of the Trust    7
              Investment Management and Other Agreements .    9
              Information About the Trust ................   11
              How to Buy and Sell Shares .................   12
              Dividends, Distributions and Taxes .........   15
              Performance Information ....................   18
              Financial Statements .......................   19


Shares Of The Funds Are Not Deposits Or Obligations Of, Or Guaranteed Or Endorsed By, Any Bank And Are Not Federally Insured By The Federal Deposit Insurance Corporation, The Federal Reserve Board Or Any Other Agency.

                           DESCRIPTION OF THE TRUST

     The Trust was organized as a Delaware business trust under the laws of the State of Delaware on April 22, 1993. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which is authorized to issue multiple classes of shares and series. Currently, the Trust consists of six Funds: Reserve Blue Chip Growth Fund; Reserve Informed Investors Growth Fund; Reserve International Equity Fund; Reserve Large-Cap Growth Fund (formerly Reserve Large-Cap Value Fund); the Reserve Small-Cap Growth Fund and the Reserve Strategic Growth Fund. Each Fund issues two classes of shares designated, Class R and Class I. Class R shares are designed for purchase by retail investors and Class I shares are to meet the specific and unique needs of institutional investors. Each Fund is a separate investment portfolio or series and is classified as a non-diversified series of the Trust.

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

     The overall investment objective of each of the Funds is capital appreciation and growth. However in seeking to achieve the investment objectives of the Funds, the strategies employed, while consistent with each Fund's investment program, may subject the Funds to certain risks. The following discussion of investment strategies and risks supplements and should be read in conjunction with the investment information set forth in the Funds' Prospectus. The investment practices described below are not fundamental and may be changed by the Board of Trustees without the approval of shareholders.

Industry Concentration Or Issuer Specific Changes. As each Fund is classified as a non-diversified mutual fund, each Fund is permitted to have all its assets invested in a limited number of issuers. Market conditions, interest rates, economic or regulatory developments could significantly affect a single industry, a group or related industries or a specific issuer more adversely than other securities in the market as a whole. As a result, such that an investment in a Fund could entail greater risks than a mutual fund with greater diversification with respect to holdings.

Depository Receipts. Reserve International Equity Fund and Reserve Blue Chip Growth Fund may make investments through the purchase and sale of American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and other types of depository receipts (collectively, "DRs"). ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depository receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. company. Generally, depository receipts in registered form are designed for use in the U.S. securities markets, and depository receipts in bearer form are designed for use in foreign securities markets. Investments of the Funds in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depository receipts are deemed to be investments in the underlying foreign securities. With respect to the Reserve International Equity Fund, the Fund may also invest in securities of supranational entities such as the World Bank or the European Investment Bank.

     The Funds may purchase DRs whether they are "sponsored" or "unsponsored." "Sponsored" DRs are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" DRs are issued without participation of the issuer of the deposited security. Generally, holders of unsponsored DRs bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer or pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored DR.

     It should be further noted that DRs may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders. The Funds may invest in DRs that may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Repurchase Agreements. When the Funds enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuation during the term of the agreement. The term of a repurchase agreement generally is short, possibly over overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. Although the Fund will limit repurchase agreements to those securities dealers who are deemed credit worthy pursuant to guidelines adopted by the Board of Trustees and Sub-Advisers will follow procedures to assure that all repurchase agreements are always fully collateralized as to principal and interest, a bankruptcy or default of a counter party may occur. In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, the Funds may suffer time delays and incur costs or possible losses in connections with the disposition of collateral. In such event, instead of the contractual fixed rate of return, the rate of return to the Funds would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of the Funds to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

Convertible Securities. The Reserve International Equity Fund may invest in convertible securities that are investment grade or unrated securities. Foreign convertible securities, which may be held by the Fund, are not rated. Convertible securities have speculative characteristics and share some of the same characteristics of lower-rated securities. For example, sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than would be the case of higher-rated securities. Convertibles are generally debt securities or preferred stocks that may be converted into common stocks. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock.

Rights And Warrants. Reserve International Equity Fund may invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by the Sub-Adviser for inclusion in the Fund's portfolio. A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock. Most warrants have value only if the Fund exercises or sells it before it expires. However, some warrants are traded on national exchanges. If the price of the underlying stock does not rise above the exercise price before the warrant expires (or is sold), the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although it may decline because of the passage of time or due to a change in the perception as to the potential of the underlying security. Further, a warrant may become worthless if the value of the underlying market price of the underlying security falls below the exercise price set forth in the warrant on the expiration date. Moreover, a right or warrant ceases to have value if its is not exercised prior to the expiration date.

Securities Of Foreign Companies. Reserve International Equity Fund may invest in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign companies compared to reports and ratings that are published about companies in the U.S.

    It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the U.S. While growing in volume, they usually have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and at times volatility of price can be greater than in the U.S. Commissions on foreign stock exchanges are generally higher than commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

    With respect to certain foreign countries, there is the possibility of adverse changes in investments or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

    The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Shareholders otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for their proportionate share of such foreign taxes paid by the Fund.

Foreign Currency Transactions. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S.-dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S.-dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect itself from possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S.-dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in foreign-currency financial futures and options transactions.

    When the Fund's Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S.-dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S.-dollar amount where the Fund's Sub-Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S.-dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

    It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign-currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    The Fund will not enter into forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets (a) denominated in that currency or (b) in the case of a "cross-hedge," denominated in a currency or currencies that the Fund's Sub-Adviser believes will have price movements that tend to correlate closely with that currency. The Fund's custodian bank segregates cash or liquid high-grade debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign-currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. There is no limitation as to the percentage of the Fund's assets that may be committed to such foreign-currency exchange contracts. The Fund generally will not enter into a forward contract with a term longer than one year.

Options Transactions. An exchange-traded option position may be closed out only on a national securities exchange ("Exchange") which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In that event, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs as a result. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an Exchange include the following: (a) insufficient trading interest in certain options;
(b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspension or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in the class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which a Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option with a recognized U.S. securities dealer ("OTC option") purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Sub-Adviser.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the market for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Put And Call Options On Specific Securities. Each Fund may write and sell covered put option contracts to the extent of 25% of the value of their total assets at the time such option contracts are written. However, the Reserve Small-Cap Growth Fund and Reserve Informed Investors Growth Fund may invest only up to 5% of the value of their total assets, represented by the premium paid, in the purchase of put and call options on specific securities. Such options may be traded on national securities exchanges or over-the-counter.

    There is no limitation on the amount of call options each Fund may write. A call option gives the purchaser of the option, in exchange for the premium paid, the right to buy the security subject to the option at the exercise price at any time prior to expiration. The writer of a call option, in return for the premium, has the obligation, upon the exercise of the option, to deliver, depending upon the terms of the contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. A put option gives the purchaser, in return for a premium, the right to sell the security at the exercise price at any time prior to the expiration of the option. The writer of a put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the underlying security at the exercise price. If a call written by the Funds is exercised, the Funds forgo any possible profit from an increase in the market price of the underlying security or other asset over the exercise price plus the premium paid. In writing puts, there is a risk that the Funds may be required to take delivery of the underlying security or other asset at a disadvantageous price. Also, an option purchased by the Funds may expire worthless, in which case the Funds would lose the premium they paid.

    OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of insolvency of the dealer or otherwise, in which event the Funds may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and other assets, and a wider range of expiration dates and exercise prices, than for exchange traded options.

    The Funds will only write covered options. An option is covered so long as a Fund which is obligated under the option owns an offsetting position in the underlying security or maintains cash, U.S. government securities or other liquid high-grade debt obligations with a market value sufficient to cover its obligations in a segregated account with its custodian bank.

Lending Of Securities. Each Fund may, to increase its income, lend its securities to brokers, dealers and institutional investors if the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if, after any loan, the value of the securities loaned does not exceed 25% of the value of its assets. Under the present Guidelines, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. government or its agencies or instrumentalities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. Each Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more negotiated loan fees, interest on securities used as collateral or interest on short term debt securities purchased with such collateral, either, of which type of interest may be shared with the borrower. Each Fund may also pay reasonable finders, custodian and administrative fees. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements including the rules of the New York Stock Exchange ("NYSE"), which require the borrower, after notice, to redeliver the securities within the normal settlement time of three (3) business days. While voting rights may pass with the loaned securities, if a material event will occur affecting an investment on loan, the loan must be called and the securities voted. In connection with a loan of securities, a Fund may pay reasonable finders', custodian and administrative fees. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of insolvency of the borrower.

Illiquid Securities. Each Fund may hold up to 15% of its net assets in securities for which a liquid trading market does not exist and, therefore, may not be able to readily sell such securities. This includes securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resales, repurchase agreements providing for settlement in more than seven (7) days after notice, and certain asset-backed and mortgage-backed securities. The Fund will treat U.S. government POs and IOs as illiquid securities so long as the staff of the Securities and Exchange Commission ("SEC") maintains its position that such securities are illiquid. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market are not considered illiquid for purposes of this limitation if they meet guidelines established by the Board of Trustees ("Trustees").

    Purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options will be treated as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid. However, the Fund may treat a certain portion of the securities it uses as cover for written OTC options as liquid provided it follows a specified procedure. The Fund may sell OTC options only to qualified dealers who agree that the Fund may repurchase any options it writes for a maximum price to be calculated by a predetermined formula. In such cases, OTC options would be considered liquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The Sub-Advisers will monitor the liquidity of such restricted securities under the supervision of the Adviser and Board of Trustees.

    Generally, mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities. The Funds might be unable to dispose of such illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven (7) days.

    Many of the foreign countries in which the Reserve International Equity Fund invests do not have a Securities Act similar to the U.S. requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities.

Rule 144A Securities. Rule 144A Securities are securities that may be sold only in broker transaction without registration pursuant to Rule 144A under Securities Act of 1933, as amended. Each Fund may invest in securities that are restricted as to resale, but which are regularly traded among qualified institutional buyers because they are exempt under Rule 144A from the registration requirements of the 1933 Act. The Board of Trustees of the Trust has instructed the Adviser to consider the following factors in determining the liquidity of security purchased under Rule 144A: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer) Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and periodically review the Adviser's selection of Rule 144A securities, as well as the Adviser's determination as to their liquidity. Investing in securities under Rule 144A could affect the Fund's illiquidity to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Defensive Position. For temporary defensive purposes, each Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. In such circumstances, a Fund will increase its position in debt securities, which may include U.S. government securities, qualifying bank deposits, money-market instruments and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term U.S. government securities and U.S. dollar- or foreign currency-denominated short-term indebtedness, cash equivalents and fixed-income securities issued or guaranteed by governmental entities, or by companies or supranational organizations (e.g., International Bank for Reconstruction and Development and the European Community) rated AA or better by Standard & Poor's Corporation ("S&P"), or Aa or better by Moody's Investor Service, Inc. ("Moody's"); or if not so rated, of equivalent investment quality as determined by the Adviser. Apart from periods of defensive investment, each Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in U.S. dollar-denominated money-market instruments.

                              INVESTMENT POLICIES

    Each Fund has adopted as fundamental policies the following limitations on its investment activities. These fundamental policies may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund, as defined in the Investment Company Act of 1940 ("1940 Act"). Each Fund may not:

(1) borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount not to exceed 33 1/3% of the market value of its assets;

(2) issue senior securities as defined in the 1940 Act except that each Fund may borrow money in accordance with limitation (1);

(3) act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(4) invest 25% or more of the value of its total assets in the securities of issuers in any particular industry;

(5) purchase, sell or otherwise invest in real estate or commodities or commodity contracts except each Fund may purchase readily marketable securities of companies holding real estate or interests therein and interest rate futures contracts, stock index futures contracts, and put and call options on interest rate futures contracts; and

(6) purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, each Fund may make margin deposits in connection with options and financial futures transactions.

    Notwithstanding the foregoing investment restrictions, each Fund may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund. As a matter of operating policy with respect to investing for control of portfolio companies, each Fund may not invest for the purpose of exercising control. While the Funds have no current intention of investing in companies for the purposes of obtaining or exercising control, the Funds may do so upon the approval of the Board of Trustees.

    Each Fund has reserved the right to purchase and write interest rate futures contracts and put and call options on interest rate futures contracts. The Funds do not intend to use these techniques for the foreseeable future and shareholders will be given notice should any Fund determine that they will be used.

    As non-diversified companies, each Fund is permitted to invest all of its assets in a limited number of issuers. However, each Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify as a regulated investment company for federal income tax purposes. To qualify, each Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the value of its total assets is represented by cash, cash items, securities issued by the U.S. government or its agencies or instrumentalities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to an amount not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than the U.S. government or its agencies or instrumentalities or regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. In the event of a decline in the market value of the securities of one or more such issuers exceeding 5%, an investment in a Fund could entail greater risk than in a fund which has a policy of diversification.

            PORTFOLIO TURNOVER, TRANSACTION CHARGES AND ALLOCATION

    The annual portfolio turnover rate of each Fund is not expected to exceed 100% under normal market conditions except for the Reserve Informed Investors Growth Fund, which is expected to approximate ___% under normal market conditions, but is not expected to exceed ___%. Turnover rate is the lesser of purchases or sales of portfolio securities for a year (excluding all securities with maturities of one year or less) divided by the monthly average of the market value of such securities.

    Subject to the overall supervision of the officers of the Trust, its Board of Trustees, and the Adviser, each Sub-Adviser places all orders for the purchase and sale of their respective Fund's investment securities. In general, in the purchase and sale of investment securities, each Sub-Adviser will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining best price and execution, each Sub-Adviser may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with the Fund's Sub-Adviser, and any statistical, research, or other services provided by the dealer. To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined in good faith by the Fund's Sub-Adviser. Brokers or dealers who execute investment securities transactions for a Fund may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. Subject to procedures adopted by, and the supervision of, the Board of Trustees, each Sub-Adviser is authorized to place portfolio transactions with brokers or dealers affiliated with it provided the commission or fee charged is comparable to that charged by non-affiliated brokers or dealers on comparable transactions involving similar securities being purchased or sold during a comparable period of time on a securities exchange. Any such transactions will be in accordance with Rule 17e-1 under the 1940 Act.

    When transactions are made in the over-the-counter market, each Fund deals with the primary market makers unless more favorable prices are otherwise obtainable.

    For the fiscal years ended May 31, 1997, 1998 and 1999, the Trust paid $164,911, $242,827, and $__________ respectively, in brokerage commissions with respect to portfolio transactions aggregating $113,307,153, $183,924,454, and $________, respectively. ____% of the amount paid in fiscal 1999 in brokerage commission was to brokers or dealers providing research services.

                 TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Fund and those companies that furnish services to the Fund.

    Trustees and executive officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below:

*++BRUCE R. BENT, 62, President, Treasurer and Trustee, 1250 Broadway, New York, NY 10001-3701.

    Mr. Bent is President, Treasurer, and Trustee of The Reserve Fund ("RF"), Reserve Institutional Trust ("RIT"), Reserve Tax-Exempt Trust ("RTET"), Reserve New York Tax-Exempt Trust ("RNYTET") and Reserve Private Equity Series ("RPES"); Director and President of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMC"); and Chairman and Director of Resrv Partners, Inc. ("RESRV").

    Mr. Bent co-founded The Reserve Funds in 1970 and has been an executive officer since then.

*++BRUCE R. BENT II, 33, Trustee, Senior Vice President and Assistant Secretary, 1250 Broadway, New York, NY 10001-3701.

    Mr. Bent II joined The Reserve Funds in 1992 and is Senior Vice President and Assistant Secretary of RF, RIT, RTET, RNYTET and RPES. Mr. Bent II is also Vice President and Secretary of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMC"); and Secretary and Director of Resrv Partners, Inc. ("RESRV").

+RICHARD BASSUK, 57 Trustee, c/o The Singer & Bassuk Organization, 767 Third Avenue, 28th Floor, New York, NY 10017.

    From 1995 to present Mr. Bassuk has been a founding principal and President of Singer & Bassuk Organization. From 1994 to present, Mr. Bassuk served as Chairman of R.E. Bases Enterprises Corporation. He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

+EDWIN EHLERT, JR., 66, Trustee, 125 Elm Street, Westfield, NJ 07091.

    Mr. Ehlert is President and Director of Ehlert Travel Associates, Inc. (travel agency) and Ehlert Travel Associates of Florida, Inc. (travel agency), and Trustee of RF, RIT, RTET, RNYTET and RPES.

+HENRI W. EMMET, 72, Trustee, 1535 Presidential Drive, Apt. 4A, Columbus, OH 43212.

    Mr. Emmet retired as the Managing Director of Servus Associates, Inc. in 1994 and U.S.A. Representative of the First National Bank of Southern Africa in 1996. Since 1995, Mr. Emmet has served as a Principal of Global Interaction, which provides consulting services to international banking interests. He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

+DONALD J. HARRINGTON, C.M., 53, Trustee, St. John's University, Grand Central & Utopia Parkways, Jamaica, NY 11439.

    The Reverend Harrington is currently President of St. John's University, NY, and a Director of the Bear Stearns Companies, Inc. since 1993. He is currently a Trustee of RF, RIT, RTET, RNYTET and RPES.

+DIANA P. HERRMANN, 40, Trustee, 380 Madison Avenue, Suite 2300, New York, NY 10017.

    Ms. Herrmann has been President and COO of Aquila Management Corporation ("Aquila"), sponsors of 14 mutual funds with over $3.2 billion in assets as of June 30, 1999. Ms. Herrmann has been employed with Aquila since 1986. She is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

+WILLIAM J. MONTGORIS, 52, Trustee, 286 Gregory Road, Franklin Lakes, NJ 07417.

    Mr. Montgoris is formerly Chief Operating Officer of the Bear Stearns Companies, Inc. (1979-1999). He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

+WILLIAM E. VIKLUND, 58, Trustee, 110 Grist Mill Lane, Plandome Manor, NY 11030-1110.

    Mr. Viklund is formerly President and COO of Long Island Bankcorp and President and CEO of Long Island Savings Bank (1980-1996). He is currently Trustee of RF, RIT, RTET, RNYTET and RPES.

*ARTHUR T. BENT III, 31, Vice President and Assistant Secretary, 1250 Broadway, New York, NY 10001-3701.

Mr. Bent III joined The Reserve Funds in 1997 and is Vice President and Assistant Secretary of RF, RIT, RTET, RNYTET and RPES. Mr. Bent III is also Vice President and Treasurer of Reserve Management Company, Inc. ("RMCI") and Reserve Management Corporation ("RMC"); and Treasurer and Director of Resrv Partners, Inc. ("RESRV"). Before joining Reserve, he was a private investor.

MARYKATHLEEN FOYNES, 29, Counsel and Secretary, 1250 Broadway, New York, NY 10001-3701.

    Ms. Foynes is Counsel and Secretary of RF, RIT, RNYTET, RTET and RPES. Before joining The Reserve Funds in 1998, Ms. Foynes was a staff attorney at PaineWebber, Inc. (1997-1998). Prior to that, Ms. Foynes worked for the U.S. House of Representatives as a District Manager for a Member of Congress (1995-1997).

JAMES M. FREISEN, 41, Controller, 1250 Broadway, New York, NY 10001-3701.

    Mr. Freisen is Controller. Before joining The Reserve Funds in 1999, Mr. Freisen was an Assistant Vice President at Paine Webber, Inc. (1998-1999). Prior to that, he was Assistant Vice President, Bank of New York (1997-1998); Assistant Vice President, Fifth Third Bank (1995-1997); and Vice President, Smith Barney (1991-1995).

------------
+ Messrs. Bassuk, Ehlert, Emmet, Harrington, Montgoris, Viklund and Ms. Herrmann are members of a Review Committee which performs the functions of an Audit Committee and reviews compliance procedures and practices.

++ Interested Trustee within the meaning of the 1940 Act. The members of the Board of Trustees who are not Interested Trustees will be paid a stipend of $3,500 for each joint Board meeting they attend and an annual fee of $16,000 for service to all of the trusts in the complex.

* Mr. Bent is the father of Mr. Bent II and Mr. Bent III
    As of September, 1999 the records of the Trust does not reflect that the Trustees and officers owned more than 1% of the outstanding shares of beneficially interest of each of the Funds. The Trust does not pay any pension or retirement benefits.


                              COMPENSATION TABLE
                      for fiscal year ended May 31, 1999

                                                            TOTAL COMPENSATION
                                            AGGREGATE      FROM TRUST AND TRUST
                                           COMPENSATION   COMPLEX (4 ADDITIONAL
  NAME OF TRUSTEE, POSITION                 FROM TRUST   TRUSTS) PAID TO TRUSTEE
  ------------------------------------     ------------  -----------------------

  Bruce R. Bent, President and Trustee       $ 0                    $ 0
  Bruce R. Bent II, Vice President           $ 0                    $ 0
  Richard Bassuk, Trustee                    $                      $
  Edwin Ehlert, Jr., Trustee                 $                      $
  Henri W. Emmet, Trustee                    $                      $
  Rev. Donald J. Harrington, Trustee         $                      $
  Diana P. Herrmann, Trustee                 $                      $
  William J. Montgoris, Trustee              $ 0                    $ 0
  William E. Viklund, Trustee                $                      $


                  INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

The Adviser. Reserve Management Company, Inc. ("RMCI" or "Adviser") 1250 Broadway, New York, NY 10001-3701, a registered investment adviser, manages the Trust and provides it with investment advice. Under an Investment Management Agreement, the Adviser manages each Fund, is responsible for the day-to-day oversight of the Trust's operations and otherwise administers the affairs of the Trust as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Trust described in the Prospectus and SAI. RMCI pays all employee costs and other customary operating expenses of each Fund pursuant to the Investment Management Agreement which include: registration fees paid to the commission and state regulators, costs associated with the annual update of each Fund's registration statement, auditing annual financial statements, and printing and mailing costs (exclusive of those associated with the Distribution Plan). Excluded from customary operating expenses are interest charges, taxes, brokerage fees, extraordinary legal and accounting fees and expenses, payments made pursuant to the Trust's Distribution Plan and the fees of the disinterested Trustees, for which each Fund pays its direct or allocated share.

    For its management services, and for paying all of the employee costs, costs of each Sub-Adviser and other ordinary operating expenses of the Trust, RMCI is periodically paid a Management Fee at the following rates:

                                              COMPREHENSIVE MANAGEMENT FEE*
                                        ----------------------------------------
                                         CLASS R SHARES         CLASS I SHARES

    Reserve Blue Chip Growth                  1.20%                  0.90%
    Reserve Informed Investors Growth         1.30%                  1.00%
    Reserve International Equity              1.55%                  1.25%
    Reserve Large-Cap Growth                  1.20%                  0.90%
    Reserve Mid-Cap Equity                    1.30%                  1.00%
    Reserve Small-Cap Growth                  1.30%                  1.00%
    Reserve Strategic Growth                  1.20%                  0.90%
------------
* As a percentage of the average daily net assets attributable to each Class. Expenses are deducted from Fund assets.

    The Investment Management Agreement is subject to annual review and must be approved at least annually by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons" as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such renewal. The Agreement terminates automatically upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Adviser.

    For the fiscal years ended May 31, 1997, 1998 and 1999, the fees payable to the Adviser under the Investment Management

Agreement amounted to $545,982, $795,252, and $______________ respectively.

Sub-Adviser. The Adviser and the Trust have entered into Sub-Investment Management Agreements ("Sub-Advisory Agreements") with several Sub-Advisers. Each Sub-Adviser is a registered investment adviser. Pursuant to the Sub-Advisory Agreements, the Adviser will pay the Sub-Adviser at the end of each fiscal quarter a fee equal to up to one-half of the Fund's net profit for the year before taxes on the respective Fund with the exception of Condor Capital. Pursuant to the Sub-Advisory Agreement between the Adviser and Condor Capital, the Adviser will pay Condor at the end of each calendar quarter an annualized fee equal to 0.30% of the Fund's assets. Net profit is deemed to be the Management Fee less Fund expenses and all applicable sales and marketing costs. The chart below shows the Sub-Adviser retained for each Fund and the amounts paid to each Sub-Adviser pursuant to the Sub-Advisory Agreements during the last three fiscal years.


         FUND                                     SUB-ADVISER                            1999         1998          1997
         ----                                     -----------                          --------     -------       -------
         Reserve Blue Chip Growth                 Trainer, Wortham & Company, Inc.     $             $    0       $     0
                                                  845 Third Avenue                      -------
                                                  New York, NY 10022

         Reserve Informed Investors Growth        T.H. Fitzgerald & Co.                $             $    0       $     0
                                                  180 Church Street                     -------
                                                  Naugatuck, CT 06770

         Reserve International Equity             Pinnacle Associates, Ltd.            $             $29,000      $     0
                                                  666 Fifth Avenue                      -------
                                                  New York, NY 10103

         Reserve Large-Cap Growth                 Siphron Capital Management           $             $    0       $     0
                                                  280 S. Beverly Drive                  -------
                                                  Beverly Hills, CA 90212

         Reserve Small-Cap Growth                 Roanoke Asset Management             $              $   0        $    0
                                                  529 Fifth Avenue                      -------
                                                  New York, NY 10017

         Reserve Strategic Growth*                Condor Capital Management, Inc.        N/A            N/A           N/A
                                                  1973 Washington Valley Road
                                                  Martinsville, NJ  08836-2012


------------
* The Trust did not begin offering shares of the Reserve Strategic Growth Fund until June 1, 1999.

    Each Sub-Advisory Agreement is subject to annual review and approval by the Trustees, including a majority of those who are not "interested persons" as defined in the 1940 Act, cast in person at a meeting called for purpose of voting on such renewal. Each agreement automatically terminates upon its assignment and may be terminated without penalty upon 60 days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by the Sub-Adviser.

Distribution Agreement. Resrv Partners, Inc. ("RESRV"), 1250 Broadway, New York, NY 10001-3701, is a distributor of the shares of the Trust. RESRV is a "principal underwriter" for the Trust within the meaning of the 1940 Act, and as such acts as agent in arranging for the continuous offering of Trust shares. RESRV has the right to enter into dealer agreements with brokers or other persons of its choice for the sale of Trust shares. RESRV's principal business is the distribution of shares of mutual funds and it has retained no underwriting commissions during the last three fiscal years.

    The Distribution Agreement must be approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the 1940 Act.

 Distribution Plan. The Trust maintains a Distribution Plan ("Plan") and related agreements, as amended, under Rule 12b-1 of the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, pursuant to a plan adopted by the Board and approved by its shareholders. Pursuant to the Plan, the Distributor or its affiliates may make payments ("assistance payments") to brokers, financial institutions and financial intermediaries ("Firms") in respect of each Fund's Class R shareholder accounts ("qualified accounts") to which the Firm has rendered distribution assistance or other services. The Distributor may also retain amounts to pay for advertising and marketing expenses. Assistance payments by the Distributor are made to Firms at an annual rate of 0.25% of the average daily net asset value ("NAV") of all Firms' qualified accounts.

The Trustees have determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders and that its costs are primarily intended to result in the sale of the Trust's shares. The Class I shares of each Fund do not participate in the Plan.

    The Glass-Steagall Act prohibits all entities which receive deposits from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although national and state-chartered banks are permitted to purchase and sell securities upon the order and for the account of their customers. Those persons who wish to provide assistance in the form of activities not primarily intended to result in the sale of Fund shares (such as administrative and account maintenance services) may include banks, upon advice of counsel that they are permitted to do so under applicable laws and regulations, including the Glass-Steagall Act. In such event, no preference will be given to securities issued by such banks as investments, and the assistance payments received by such banks under the Plan may or may not compensate the banks for their administrative and account maintenance services for which the banks may also receive compensation from the bank accounts they service. It is Fund management's position that payments to banks pursuant to the Plan for activities not primarily intended to result in the sale of Fund shares, such as administrative and account maintenance services, do not violate the Glass-Steagall Act. However, this is an unsettled area of the law and if a determination contrary to management's position is made by a bank regulatory agency or court concerning payments to banks contemplated by the Plan, any such payments will be terminated and any shares registered in the bank's name, for its underlying customer, will be registered in the name of that customer. Financial institutions providing distribution assistance or administrative services for the Fund may be required to register as securities dealers in certain states.

    Under the Plan, the Trust's officers report quarterly the amounts and purposes of assistance payments to the Trustees. During the continuance of the Plan the selection and nomination of the disinterested Trustees of the Trust are at the discretion of the disinterested Trustees currently in office.

    The Plan and related agreements as to any Fund may be terminated at any time by a vote of a majority of the outstanding voting securities of that Fund. The Plan and related agreements may be renewed from year to year if approved by a vote of a majority of the Board of Trustees, including a majority of those who are not "interested persons" as defined in the 1940 Act. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a majority vote of the Board of Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of such vote.

    For the fiscal period ended May 31, 1999, with respect to the qualified accounts, the Trust made assistance payments to Firms for expenditures under the Plan in the aggregate amount of $_______, which constituted ______ of the Fund's average daily net assets attributable to the Class R shares (formerly known as Class A shares and including the former Class D shares) during the period. Of the $________ paid by the Trust under the Plan, with respect to the Class R shares, $_______was spent on advertising, $_____ was spent on the printing and mailing of prospectuses for persons other than current shareholders, $_________was spent for compensation to brokers and dealers and other financial intermediaries and $________was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses. The excess was absorbed by the Distributor.

Custodian. The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004 is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for receipts and disbursements in connection with the purchase and sale of the Trust's shares.

Independent Accountants. PricewaterhouseCoopers LLP, 1177 Avenue of Americas, New York, NY 10036 is the Trust's independent accountants who audits the Trust's annual financial statements and assists in preparation of certain reports to the SEC.

                          INFORMATION ABOUT THE TRUST

    The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest without a stated par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. If they deem it advisable in the best interests of shareholders, the Trustees of the Trust may classify or reclassify any unissued shares of the Trust by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock. Any changes would be required to comply with any applicable state and federal securities laws. These currently require that each series and class be preferred over all other series in respect of assets specifically allocated to such series and classes. It is anticipated that under most circumstances, the rights of any additional series or class would be comparable unless otherwise required to respond to the particular situation. Upon liquidation of the Trust, shareholders are entitled to share proportionately in the net assets of their respective series and class of the Trust available for distribution to such shareholders. No changes can be made to the Trust's issued shares without shareholder approval.

    Each Fund share when issued is fully paid, non-assessable and fully transferable or redeemable at the shareholder's option. Each share has an equal interest in the net assets of its class, equal rights to all dividends and other distributions from its class, and one vote for all purposes. Shares of separate classes vote together for the election of Trustees and have noncumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board of Trustees.

    Under the Declaration of Trust, the Trustees and officers are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or officer of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

    SEC regulations provide that if a series is separately affected by a matter requiring a vote (election of Trustees, ratification of independent accountant selection, and approval of an underwriting agreement are not considered to have such separate effect and may be voted upon by the Trust as a whole), each such class votes separately. Each class votes separately on such matters as approval of the Investment Management Agreement and material amendments to the Plan, which require approval by a majority of the effected shareholders. For this purpose a "majority" is constituted by either 50% of all shares voting as a group or 67% of the shares voted as a group at a meeting of shareholders at which at least 50% of the shares of each group are represented.

    [As of August 27, 1999, the following persons owned of record or beneficially 5% or more of the Funds outstanding shares:]

                          HOW TO BUY AND SELL SHARES

Share Price: Net Asset Value. Investors pay no sales charges to invest in the Funds. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV") per share. The NAV is calculated by taking the total value of a Fund's assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. The NAV is generally calculated as of the close of trading on the NYSE (usually 4:00 PM Eastern time) every day the Exchange is open. NAV is not calculated on days the Exchange is closed and regional bank holidays. Your order will be priced at the next NAV calculated after your order is accepted (i,e., converted to federal funds) by the Funds.

Valuation of Portfolio Securities. Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the last bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Market quotations for foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The Funds may use pricing services to determine market value.

Purchase of Shares. The Fund's Distributor RESRV Partners Inc. serves as the national distributor for each Funds shares and has agreed to use best efforts to sell shares of the Funds. Shares of the Funds are offered on a continuous basis and may be purchased by contacting the Funds, RESRV or dealers who have selling agreements with RESRV.

    The minimum initial investment for Class R shares is $1,000 and $250 for IRA accounts. The minimum subsequent investment is $100. Class R shareholders (except IRAs) must achieve a balance of $2,500 within twelve (12) months, or the Fund may choose to impose a fee (See "Small Balances" in the Prospectus). The minimum initial investment for Class I shares is $250,000 and the minimum subsequent investment is $10,000. The Funds reserve the right, with respect to any person or class of persons, under certain circumstances to waive or lower investment minimums. Additionally the Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

    Shares of the Funds may be purchased each business day at the public offering price determined after receipt of payment and a request in proper form by the Funds or by authorized dealers. All initial purchases must be accompanied by an account application and if no dealer or broker is named in the account application RESRV shall act as dealer. For clients of certain broker-dealers and financial institutions ("Firms"), shares may be purchased directly through such Firms. However, purchases may be subject to the Firms' own minimums and purchase requirements.

    Purchases may be made by check or by wire as specified in the Prospectus and for further information with respect to check processing and wire transactions (See "How To Buy Shares" in the Prospectus). However, purchase orders are not accepted on days that the NYSE is closed for trading (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, Christmas Day) and any other regional bank holidays.

    All investments must be in U.S. dollars. Third-party, foreign, and travelers checks as well as, cash investments will not be accepted. Purchase orders will be confirmed at the public offering price calculated after receipt by the Funds or Firms (who promptly transmit order to the Funds) of payment. It will be the responsibility of authorized dealers to properly and promptly transmit orders to the Funds. Orders received by the Funds or the firms after 4:00 PM (Eastern time) will be priced at the public offering price in effect at 4:00 PM (Eastern time) on the next business day.

Share Certificates: Share certificates are not issued by the Trust. However, you will have the same rights of ownership with respect to such shares as if certificates had been issued.

Reserve Private Equity Series Automatic Asset-Builder Plan. (Class R shares only) If you have an account balance of $5,000 or more, you may purchase shares of a Fund ($25 suggested minimum) from a checking, NOW, or bank money-market deposit account; from a U.S. government distribution ($25 suggested minimum) such as a social security, federal salary, or certain veterans' benefits, or other payment from the federal government. You may also purchase shares automatically by arranging to have your payroll deposited directly into your Reserve account. Please call the Funds at 800-637-1700 for an application.

Redemptions-General. Redemption payments are normally made by check or wire transfer, but the Trust may be authorized to make payment of redemptions partly or wholly in kind (that is, by delivery of portfolio instruments valued at the same time as the redemption NAV is determined). The Trust has elected to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of $250,000 or 1% of the net assets of a particular fund. The election is irrevocable pursuant to rules and regulations under the 1940 Act unless withdrawal is permitted by order of the SEC. In disposing of such securities, an investor might incur transaction costs and on the date of disposition might receive an amount less than the NAV of the redemption.

Written and telephone requests. Redemption instructions and options should be specified when your account is opened. Subsequent elections and changes in instructions must be in writing with the signature(s) guaranteed. Changes in registration or authorized signatories may require additional documentation. One way to redeem shares is to write a letter of instruction which states: the name(s) and signature(s) of all accountholders (signature(s) guaranteed, if necessary), account number, Fund name, the dollar amount you want to sell, and how and where to send the proceeds. If you are redeeming your IRA, please note the applicable withholding requirements.

        To reduce the risk of loss, certain situations require written instructions along with signature guarantees. These include:

             (1) redemptions for more than $5,000; or
             (2) on accounts whose address has been changed within the past 30 days; or
             (3) redemption request to be sent to someone other than the account owner or the address of record for the past 30 days.

    You may redeem by calling the Funds at 800-637-1700. Unless you decline telephone privileges on your application and the Funds fail to take reasonable measures to verify the request, the Funds will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon an investor's telephone instructions. Telephone redemptions may be sent to the bank or brokerage account designated by the shareholder on the application or in a letter with signature guarantee. To change the designated brokerage or bank account it is necessary to contact the Firm through which shares of the Fund were purchased or, if purchased directly from the Funds, it is necessary to send a written request to the Funds with signature(s) guaranteed. The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so.

    Signature guarantees can be obtained from most banks, credit unions or savings associations, or from broker/dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. Notaries public cannot provide signature guarantees. The Funds may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call 800-637-1700.

    The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for telephone redemptions may be modified or terminated by a Fund at any time without notice to shareholders. During times of drastic economic or market conditions, shareholders may experience difficulty in contacting the Funds by telephone to request a redemption or exchange of a Fund's shares. In such cases shareholders should consider using another method of redemption, such as a written request.

Automatic Withdrawal Plans. If you have an account with a balance of at least $5,000, you may elect in writing to participate in either of the following:
(i) an Income Distribution Plan providing for monthly, quarterly or annual payments by redemption of shares from reinvested dividends or distributions paid to your account during the preceding period; or (ii) a Fixed Amount Withdrawal Plan providing for the automatic redemption of a sufficient number of shares of your account to make a specified monthly, quarterly or annual payment of a fixed amount. Changes to instructions must be in writing with signature(s) guaranteed. In order for such payments to continue under the Plan, there must be a minimum of $25 available from reinvested dividends or distributions. Payments can be made to you or your designee. An application for the Automatic Withdrawal Plans can be obtained from the Funds. The amount, frequency and recipient of the payments may be changed by giving proper written notice to the Funds. The Funds may impose a charge, modify or terminate any Automatic Withdrawal Plan at any time after the participant has been notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

Automatic Transfer Plans (ACH). (Class R shares only). You may redeem shares of a Fund (minimum $100) without charge by telephone if you have filed a separate Reserve Automatic Transfer application with the Fund. The proceeds will be transferred between your Fund account and the checking, NOW or bank money-market deposit account (must be an Automated Clearing House member bank) designated in your application. Redemption proceeds will be on deposit in your account at the Automated Clearing House member bank ordinarily two (2) business days after receipt of the request. The Funds may impose a charge, modify or terminate this privilege at any time after the participant has been duly notified. This privilege may not be available to clients of some Firms or may be available subject to conditions or limitations.

Exchange Privilege. Shares of each RPES Fund may be exchanged for shares in any of the Reserve money-market funds and other separate investment portfolios that may be offered by the Trust at NAV. This exchange privilege may not be available to clients of certain firms. A sales load will be charged on such an exchange unless a waiver of the sales load applies. A shareholder may qualify for waiver of the sales load if the shares of the Fund which are being exchanged were acquired: (a) by a previous exchange for shares purchased with a sales load, or (b) through reinvestment of dividends or distributions paid with respect to the foregoing category of shares. Shares to be acquired in an exchange must be registered for sale in the investor's state. The Fund reserves the right to record all exchange requests.

     The exchange privilege is not available for shares that have been held for less than fifteen (15) days. Exchanges by telephone are an automatic privilege unless the shareholder notifies the Fund on the Account Application that this authorization has been withheld. Unless authorization is withheld, the Fund will honor requests by any person by telephone at 800-637-1700, that the Fund deems to be valid. The Funds and their affiliates may be liable for any losses caused by their failure to employ reasonable procedures to avoid unauthorized or fraudulent instructions. To reduce such risk, the registration of the account into which shares are to be exchanged must be identical to the registration of the originating account and all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. In addition, each Fund will provide written confirmation of exchange transactions. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

     Exchanges of shares of one fund for another is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege described under this heading may not be available to clients of some Firms and some Firms may impose conditions on their clients that are different from those described in this Prospectus or SAI.

     The exchange privilege may be modified or terminated at any time, or from time to time, upon 60 days' notice to shareholders if such notice is required by the 1940 Act. The notice period may be shorter if applicable law permits. The Trust reserves the right to reject telephone or written requests submitted in bulk on behalf of ten (10) or more accounts. A pattern of frequent exchanges may be deemed by the Adviser to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Adviser's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor and/or the imposition of fees. The Funds do not have any specific definition of what constitutes a pattern of frequent exchanges. Any such restriction will be made on a prospective basis, upon notice to the shareholder not later than ten (10) days following such shareholder's most recent exchange. Telephone and written exchange requests must be received by the Funds by 4:00 PM (Eastern time) on a regular business day to take effect that day. Exchange requests received after 4:00 PM (Eastern time) will be effected at the next calculated NAV.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed for more than seven (7) days only (a) when the Exchange is closed (other than for customary closings), (b) when, as determined by the SEC, trading on the Exchange is restricted or an emergency exists making it not reasonably practicable to dispose of securities owned by a Fund or for it to determine fairly the value of its net assets, or (c) for such periods as the SEC may permit. If shares of a Fund are purchased by check or Reserve Automatic Transfer, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may generally take up to ten
(10) business days. Shareholder checks written against funds, which are not yet considered collected, will be returned and a fee charged against the account. When a purchase is made by wire and subsequently redeemed, the proceeds from such redemptions normally will not be transmitted until two (2) business days after the purchase.

Shareholder Service Policies. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to change the minimum account size subject to the $5 monthly service charge or involuntary redemption. The Fund further reserves the right to impose special service charges for services provided to individual shareholders generally including, but not limited to, fees for returned checks, stop payment orders on official checks and shareholder checks, and special research services. The Fund's standard service charges as described in the Prospectus are also subject to adjustment from time to time. In addition, the Fund reserves the right to increase its minimum initial and subsequent investment amounts at any time.

    If Shares Purchased Are To Be Paid For By Wire And The Wire Is Not Received By The Fund Or If Shares Are Purchased By Check, Which, After Deposit, Is Returned Unpaid Or Proves Uncollectible, The Purchase May Be Canceled Or Redeemed Immediately. The Investor Who Gave Notice Of The Intended Wire Or Submitted The Check Will Be Held Fully Responsible For Any Losses Incurred By The Fund, The Investment Adviser Or The Distributor. The Fund May Redeem Shares From Any Account Registered In That Purchaser's Name And Apply The Proceeds Therefrom To The Payment Of Any Amounts Due The Fund, The Investment Adviser Or The Distributor.

Purchases and Redemptions through Others. Share purchases and redemptions may also be made through brokers and financial institutions ("Firms"), which may involve such Firms' own redemption minimums, services fees, and other redemption requirements. Firms may provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and may arrange with their clients for other investment or administrative services. Firms are responsible for the prompt transmission of purchase and redemption orders. Some Firms which utilize a centralized purchase method for shares may have an earlier cut-off for purchase orders than stated above and may establish higher minimum investment requirements than set forth above. Some Firms may independently establish and charge additional fees for their services, which would reduce their clients' yield or return. Firms may also hold shares in nominee or street name on behalf of their clients. In such instances, the Fund's transfer agents will have no information about their accounts, which will be available only from their Firm. Some of these firms participate in the Fund's Plan of Distribution ("Plan"). Under the Plan, Firms may receive compensation for recordkeeping and other services and assistance in distributing Fund shares. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms or may only be available subject to certain conditions or limitations. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, changes of registration and dividend-payees and may perform functions such as generation of confirmations and periodic statements and disbursement of cash dividends. The Prospectus should be read in connection with such Firm's material regarding its fees and services.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

 Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative rulings, all of which are subject to change which may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

    Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code so long as such qualification is in the best interests of shareholders. If it so qualifies, each Fund generally will not be subjected to federal income tax on distributed amounts. Shareholders of a Fund, however, will be subject to federal income tax on any ordinary income and net capital gains realized by the Fund and distributed to shareholders, whether distributed in cash or in the form of additional shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends may be taxable to individuals and certain other shareholders at the maximum federal 20% capital gains rates, depending upon the Fund's holding period for the assets giving rise to the capital gains, regardless of how long the shareholder has held the Fund's shares. The maximum 20% capital gains rate generally applies to gains from the sale of assets held for more than 12 months. Capital gain from the sale of assets held for one year or less will generally be taxed as ordinary income.

    Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Capital gains may be taxable to individuals and certain other shareholders at the maximum federal 20% capital gains rate, depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

    Shareholders receiving distributions in the form of additional shares of a Fund will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of that Fund on the reinvestment date. An exchange of shares in a Fund for shares of another RPES Fund will be treated as a taxable sale of the exchanged Fund shares. Accordingly, a shareholder may recognize a gain or loss for federal income tax purposes depending upon his or her basis in the Fund shares exchanged. A gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands. The shareholder will have a tax basis in the newly acquired Fund shares equal to the amount invested and will begin a new holding period for federal income tax purposes.

    In order to qualify as a "regulated investment company" under the Code, each of the Funds must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments from certain securities loans, and gains from the sale of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) from investing in stock, securities or currencies; and (ii) hold as of the close of each quarter at least 50% of its assets in certain investments assets, such as cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited from any issuer to not more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and hold not more than 25% of the value of the Fund's assets in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies).

    The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to their shareholders in each calendar year an amount equal to (i) 98% of their calendar year ordinary income; plus 98% of their capital gain net income (the excess of short- and long-term capital losses) for the one year period ending October 31. Dividends declared in October, November or December of any year to shareholders of record on any date in such a month will be deemed to have been received by the shareholders and paid by the Fund on December 31 of that year, provided such dividends are paid during January of the following year.

    Dividends to shareholders who are non-resident aliens may be subject to a U.S. withholding tax at a rate of up to 30% under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty laws. Non-resident aliens are urged to consult their own tax adviser concerning the applicability of the U.S. withholding tax.

    Investment by a Fund in zero coupon or other discount debt securities will result in income to the Fund equal to a portion of the excess of the face value of the debt securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which a Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if a Fund invests in certain high-yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on any such obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from a Fund by its corporate shareholders to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders. Gains derived by a Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by a Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless the Fund elects to include the market discount in income as it accrues.

    The Code includes rules applicable to certain non-equity listed options, futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts generally are required to be treated as sold at market value on the last day of such fiscal year and on certain other dates for federal income tax purposes ("marked-to-market"). Generally, equity options (options to buy or sell stocks) are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in equity options generally constitute short-term capital gains or losses. If equity call options written, or equity put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for equity puts or increased by the premium received for equity calls.

    Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently.

    A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, this amount, character and timing of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

    Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle position, the amount which may be distributed to shareholders, and which will be taxed as ordinary income or capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions. Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period of the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

    A Fund may be subject to non-U.S. tax on income and gains received from securities of non-U.S. issuers which generally is withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Funds intend to operate so as to qualify for tax treaty benefits where applicable. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to its shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election shareholders will be required to (i) include in gross income, even though not actually received, their respective proportional share of foreign taxes paid by the Fund; (ii) treat their proportional share of foreign taxes as paid by them; and (iii) subject to certain limitations, either deduct their proportional share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. One or more of the Funds may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that any Fund will do so. Each shareholder will be notified within 60 days after the close of the taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's proportional share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. The notice shall also include the amount of foreign taxes not allowable for "pass through" treatment because of a failure to satisfy certain requirements imposed under the Code.

    A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

    A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges.

    Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or capital gain, may be increased or decreased as compared to a fund that did not invest in PFIC shares.

    A Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (ii) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

    The foregoing is a general summary of certain provisions of the Code and Treasury Regulations in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations thereunder are subject to change by legislative or administrative action either prospectively or retroactively.

    Dividends paid by the Fund are generally expected to be subject to any state or local taxes on income. Shareholders should consult their own attorneys or tax advisers about the tax consequences related to investing in the Fund.]

                            PERFORMANCE INFORMATION

    Each Fund may from time to time advertise its total return. Total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods or up to the life of a Fund that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P (1+T)n =        ERV
               Where:      P =               a hypothetical initial payment
                                             of $1,000
                           T =               average annual total return
                           n =               number of years
                         ERV =               ending redeemable value
                                             of a hypothetical $1,000
                                             payment made at the
                                             beginning of the 1, 5 or 10
                                             year periods, at the end of
                                             the 1, 5 or 10 year periods
                                             (or fractional portion
                                             thereof)

    In advertising and sales literature, each Fund may compare its performance to (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, the Russell 2000, or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in each Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    Each Fund may also compute aggregate total return for specified periods based on a hypothetical Fund account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the NAV of the account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return assumes reinvestment of all income dividends and capital gain distributions during the period.

    Each Fund may also quote annual, average annual and annualized total return and aggregate total performance data both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather actual annual, annualized or aggregate rates of return.

                              GENERAL INFORMATION

Joint Ownership. When an account is registered in the name of one person or another, for example a husband or wife, either person is entitled to redeem shares in the account. The Funds assume no responsibility to either owner for actions taken by the other with respect to an account so registered. The Application provides that persons who register their account indemnify and hold the Funds harmless for actions taken by either party.

Use of Joint Prospectus and Statement of Additional Information. Although each Fund is offering only its own shares, it is possible that a Fund might become liable for any misstatement in the Prospectus and SAI about the other Funds. However, each Fund has acknowledged that it, and not any of the other Funds, is liable for any material misstatement or omission about it in the Prospectus or SAI.

Reports and Statements. Shareholders receive an Annual Report containing audited financial statements and an unaudited Semi-Annual Report. An account statement is sent to each shareholder at least quarterly. Shareholders who are clients of some Firms will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. Shareholders have a duty to examine their account statement(s) and report any discrepancies to The Reserve Funds immediately. Failure to do so could result in the shareholder suffering a loss. Further, shareholders are advised to retain account statements.

Reserve Easy Access. Easy Access is The Reserve Funds' 24-hour toll-free telephone service that lets customers use a touch-tone phone for a variety of options, which include NAV, account balances and other options. To use it, call 800-637-1700 and follow the instructions. Clients may also access current price information on the Internet at www.reservefunds.com.

Inquiries. Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve Funds, 1250 Broadway, New York, NY 10001-3701 or call 800-637-1700.

                             FINANCIAL STATEMENTS

    Financial Statements (audited) for the Trust for the fiscal year ended May 31, 1999, including notes thereto, are incorporated by reference in the SAI from the Trust's Annual Report to Shareholders dated May 31, 1999 filed with the SEC on July ____, 1999 and is available upon request.

PART C

Item 23. Exhibits

      (a) Declaration of Trust and Certificate of Amendment*

      (b) Bylaws*

      (c) Not applicable

      (d) Form of Investment Management Agreement for the Funds and form of Sub-Investment Management Agreement*

      (e) Form of Distribution Agreement and Plan of Distribution filed as an exhibit to Registrant's Post-Effective Amendment No. 42 dated November 24, 1986.

      (f) Pension Plan of Reserve Management Corporation was filed as an exhibit to Effective Amendment No. 32; Amendments to Pension Plan filed as an exhibit to Post-Effective Amendment No. 45 dated July 31, 1989.

      (g) Custodian Agreement with Chase Manhattan Bank*

      (h) Not applicable

      (i) Opinion of Counsel*

      (j) Consent of Independent Auditors*

      (k) Not applicable

      (l) Not applicable

      (m) Form of Registered Dealer Agreement*

      (n) Financial Data Schedules*

      (o) Not applicable

      ----------------
      *To be filed herewith with subsequent Post-Effective Amendment.

Item 24. Persons Controlled by or Under Common Control with Registrant Not Applicable

Item 25. Indemnification

Reference is made to Section 10.02 of the Registrant's Declaration of Trust. No indemnification shall be provided hereunder to a Covered person:

Section 10.02 provides that

       (a) Subject to the expectations and limitations contained in Subsection 10.02(b):

           (i) every person who is, or has been, a Trustee or officer of the trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement or defense thereof;

           (ii) the words "claim", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

       (b) No indemnification shall be provided hereunder to a Covered person:

           (i) who shall have been adjudicated by a court or other body including, without limitation, arbitration panels or self-regulatory organizations before which the proceeding was brought (A) to be liable to the trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the trust; or

           (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(c) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

        (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 10.02.

Each Trustee, officer, employee or agent of the registrant, and any person who has served at it request as Director, Trustee, officer or employee of another business entity, shall be entitled to be indemnified by the Registrant to the fullest extent permitted by the laws of the State of Delaware, subject to the provisions of the Investment Company Act of 1940 and the rules and regulations thereunder. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officer and controlling persons of the Registrant pursuant to the Declaration to Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange commission such indemnification against such liabilities (other than the payment by the Registrant of any expenses incurred or paid by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate public policy as express in the Act and will governed the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Name                                      Position with the Adviser       Other Businesses
------------------------------------------------------------------------------------------------------------------
Bruce R. Bent                             President                       President and Director of Reserve
                                                                          Management Corporation and Chairman
                                                                          and Director and of Resrv Partners, Inc.
                                                                          both of the same address as the Trust.
------------------------------------------------------------------------------------------------------------------
Bruce R. Bent II                          Vice President and              Vice President, Secretary and
                                            Secretary                     Director of Reserve Management
                                                                          Corporation and Secretary and
                                                                          Director of Resrv Partners, Inc.
                                                                          both of the same address as the
                                                                          Trust.
------------------------------------------------------------------------------------------------------------------
Arthur T. Bent III                        Vice President and              Vice President, Treasurer and
                                            Treasurer                     Director of Reserve Management
                                                                          Corporation and Assistant Treasurer
                                                                          and Director of Resrv Partners, Inc.
                                                                          both of the same address as the
                                                                          Trust.
------------------------------------------------------------------------------------------------------------------

Item 27. Principal Underwriters

(a) Resrv Partners, Inc., a principal underwriter of the Registrant, also acts as principal underwriter to The Reserve Fund Reserve Tax-Exempt Trust, Reserve Institutional Trust, and Reserve New York Tax-Exempt Trust.

Name and Principal Positions and Offices Positions and Offices Business Address with Resrv Partners, Inc. with Registrant

----------------------------------------------------------------------------------
Bruce R. Bent                          Chairman and Director
1250 Broadway
New York, New York 10001-3701
----------------------------------------------------------------------------------
Mary A. Belmonte                       President
1250 Broadway
New York, New York 10001-3701
----------------------------------------------------------------------------------
Bruce R. Bent II                       Secretary and Director
1250 Broadway
New York, New York 10001-3701
----------------------------------------------------------------------------------
Arthur Bent III                        Treasurer and Director
1250 Broadway
New York, New York 10001-3701
----------------------------------------------------------------------------------
MaryKathleen Foynes                    Counsel & Assistant Secretary
1250 Broadway
New York, New York 10001-3701
----------------------------------------------------------------------------------
James Freisen                          Controller
1250 Broadway
New York, New York 10001-3701
----------------------------------------------------------------------------------

Item 28. Location of Accounts and Records All records required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained at 1250 Broadway, New York, NY 10001-3701 except those relating to receipts and deliveries of securities, which are maintained by the Registrant's Custodian.

Item 29. Management Services
         See "Investment Management, Distribution, Service and Custodian Agreements" in Part B.

Item 32. Undertakings
         Not Applicable

                                     SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485 (a) under the Securities Act of 1933 and Registrant has duly caused this Post-Effective Amendment No. 16 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 28 day of July, 1999.

                               THE RESERVE FUND

                                    By:  /s/ Bruce R. Bent
                                       ------------------------------------
                                       Bruce R. Bent, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                   Title                      Date
/s/ Bruce R. Bent           President, Treasurer and   July 28, 1999
--------------------------- Trustee (principal
Bruce R. Bent               executive operating and
                            financial officer)

*                           Trustee                    July 28, 1999
---------------------------
Edwin Ehlert Jr.

*                           Trustee                    July 28, 1999
---------------------------
Henri W. Emmet

*                           Trustee                    July 28, 1999
---------------------------
Donald J. Harrington

*                           Trustee                    July 28, 1999
--------------------------
Bruce R. Bent II

*                           Trustee                    July 28, 1999
---------------------------
William E. Viklund

*                           Trustee                    July 28, 1999
---------------------------
Diana P Hermann

*                           Trustee                    July 28, 1999
---------------------------
Richard Bassuk

/s/ MaryKathleen Foynes     Counsel and Secretary      July 28, 1999
---------------------------
MaryKathleen Foynes
*Attorney-in-Fact